UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

BOISE CASCADE COMPANY

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Boise Cascade®

Boise Cascade
Boise, ID
USDOT 1709260

ENGINEERED WOOD PRODUCTS	BC PANELS AND LUMBER	BUILDING MATERIALS DISTRIBUTION
Our Engineered Wood Products (EWP) are a full range of engineered wood solutions backed by 60+ years of proven performance and customer service. Whether residential or commercial, small remodels or entire subdivisions, Boise Cascade has you covered with products, software, and support to help your business grow.
Boise Cascade is one of the leading manufacturers of plywood in North America.
A large variety of plywood grades are available such as Sturd-I-Floor® single-layer floor panels, sheathing, and sanded panels.
Our sawmills are located in Kettle Falls and Arden, Washington, and offer high quality industrial shop grade and appearance lumber.

We partner with the leading national brands (including our manufactured products) to bring you the right products and services for your business.
Our nationwide network of distribution centers serves nearly every corner of the U.S. with over 40 regional distribution centers and decades of experience, we ensure you get the right products the first time, every time.

We Are Purpose Driven
As a leading manufacturer and distributor of building materials, throughout North America, Boise Cascade® (NYSE: BCC) brings people, products, and services together to build strong homes, businesses, and communities.
Today, we are a Fortune 1000 company with $6.7 billion in annual revenue (2024).
We operate two business segments, supported by a corporate shared services model. Our large-scale operations and strong alignment between our manufacturing and distribution capabilities enable us to supply key products in the residential and the multi-family/light commercial construction industries.
Because our business is built on relationships, people are critical to our success. Our shared values drive our daily business decisions. With more than 7,500 employees at 60+ locations, we pride ourselves on being a consistent, reliable, and stable partner for our customers and suppliers.

Boise Cascade Company 1111 West Jefferson Street Suite 300 Boise, Idaho 83702
LETTER FROM OUR BOARD CHAIR AND LEAD INDEPENDENT DIRECTOR
Fellow Shareholders:
You are cordially invited to join us for our 2025 Annual Meeting of Shareholders, which will be held on Thursday, May 1, 2025, at 9:30 a.m. Mountain Daylight Time via live webcast. You will be able to attend the Annual Meeting online where you can vote your shares electronically, and submit questions by visiting
www.virtualshareholdermeeting.com/BCC2025. The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting.
As we look forward to our 2025 Annual Meeting of Shareholders, it is worth reflecting on the year just completed.

TOM CARLILE BOARD CHAIR	DAVID HANNAH LEAD INDEPENDENT DIRECTOR

Leadership Changes and Ongoing Board
and Committee Refreshment

In 2024, we executed on our succession plan and experienced several leadership changes, including the promotion of one officer as the new executive officer of our Wood Products segment, and the election of two new officers, one who leads our newly created investor relations department and one who leads our human resources department.
In early 2025, we elected a chief operating officer to oversee our Wood Products and Building Materials
Distribution (BMD) segments. Additionally, in 2024, we refreshed the chairs of the Audit Committee and the Corporate Governance and Nominating Committee, as well as our lead independent director. Upon their reelection to the Board, the Directors elected to those roles in 2024 will remain in place to gain further leadership experience as we look to further refresh our Board in 2026 in accordance with our Director retirement policy.

Board Oversight of Corporate Strategy

The Board’s role is critical in overseeing our corporate strategy and operations, and we continue to work closely with the management team on matters regarding the business and its performance. Throughout the year, the Board meeting agendas regularly included significant business and organizational initiatives, capital allocation strategies, and business development opportunities to increase both our earnings and earnings stability by growing our market position in EWP and expanding our distribution capabilities. These discussions allowed the Board to review how the management team leveraged our integrated business model and superior access to the market for our Wood Products segment through our BMD segment, drove operational excellence by improving veneer self-sufficiency and using data-driven process improvement programs and highly efficient logistics systems, accelerated the pace of innovation and digital technology, and continued to foster a respectful workplace culture.

LETTER FROM OUR BOARD CHAIR AND LEAD INDEPENDENT DIRECTOR
Dividends Paid and Value of Shares Repurchased in 2024

In 2024, we invested approximately $240 million in capital spending projects and acquisitions. In our Wood Products segment, we completed the conversion of a plywood layup line to a parallel laminated veneer line at our Chapman, Alabama veneer and plywood mill, began multi-year projects to significantly modernize our Oakdale, Louisiana mill and to add I-joist production capabilities at our Thorsby, Alabama (EWP) mill. In our BMD segment, we acquired door and millwork assets in Boise, Idaho and Lakeland, Florida, purchased facilities we previously leased in Westfield, Massachusetts and Chicago, Illinois, and purchased additional property for our Greensboro, North Carolina facility, all as part of our long-term strategy.
In 2025, we remain committed to executing our reinvestment and growth strategies by continued capital expenditures in our mills, including Oakdale, Louisiana and Thorsby, Alabama, and in our distribution capabilities, including in our previously announced greenfield distribution centers in Texas and South Carolina.
In addition, we returned $423.7 million of cash to our shareholders by paying a special dividend of $5.00 per share, increasing our quarterly dividend to $0.21 per share in September, and repurchasing approximately 1.5 million shares of our common stock. We believe that the continued execution of our long-term growth plan and thoughtful stewardship of your capital will help ensure that you receive the benefits of our strategy and investments in the years to come.
Whether or not you plan to attend the 2025 Annual Meeting of Shareholders, your vote is important, and we encourage you to vote your shares promptly. You may vote your shares online or using a toll-free telephone number. If you received a paper copy of the proxy card by mail, you may sign, date, and mail the proxy card in the envelope provided. Instructions regarding the three methods of voting are contained on the Notice of Internet Availability of Proxy Materials and the proxy card.

Sincerely,

Thomas Carlile Board Chair	David Hannah Lead Independent Director
March 21, 2025

Boise Cascade Company 1111 West Jefferson Street Suite 300 Boise, Idaho 83702
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of Boise Cascade Company:
The 2025 Annual Meeting of Shareholders of Boise Cascade Company will be held at the date and time shown below, for the following purposes:
MEETING INFORMATION
Logistics
DATE AND TIME
Thursday, May 1, 2025 9:30 a.m., Mountain Daylight Time
VIRTUAL MEETING
www.virtualshareholder
meeting.com/BCC2025
There will be no physical location.
Please note that you will need the 12-digit control number included on your proxy card in order to access the Annual Meeting.

RECORD DATE
Holders of record of the Company’s common stock at the close of business on March 5, 2025 are entitled to notice of, and to vote at, the meeting.
ITEMS OF BUSINESS
Agenda		Board Recommendation
1	To elect eleven directors (each a Director, and collectively, Directors) to the Company’s board of directors (Board), each to serve a one-year term	FOR each nominee
2	To approve, on an advisory basis, the Company’s executive compensation	FOR
3	To approve the 2025 Boise Cascade Omnibus Incentive Plan	FOR
4	To ratify the appointment of KPMG LLP (KPMG) as the Company’s independent registered public accounting firm for the year ending December 31, 2025	FOR
5	To conduct other business properly presented at the meeting
To vote on the items of business before the meeting, you may submit your proxy vote online or by telephone, as described in the Notice of Internet Availability of Proxy Materials and the following proxy statement, no later than 11:59 p.m. Eastern Daylight Time on Wednesday, April 30, 2025, for any shares you hold directly. If you received a paper copy of the proxy card by mail, you may sign, date, and mail the proxy card in the envelope provided. The envelope is addressed to our vote tabulator, Broadridge Financial Solutions, Inc., and no postage is required if mailed within the United States.
VOTING

Place your vote online, 24/7, at www.proxyvote.com	Call toll-free, 24/7, 1 (800) 690-6903	Sign, date, and mail your proxy card or voting instruction form	Scan the QR code	Attend the virtual meeting and vote online

A list of the names of shareholders of record entitled to vote at the 2025 Annual Meeting of Shareholders will be available during the entire time of the Annual Meeting on the Annual Meeting website.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 1, 2025

The 2025 Notice of the Annual Meeting of Shareholders, 2025 Proxy Statement, and 2024 Annual Report are available at www.proxyvote.com, as set out in the proxy card, and on page 76 of the proxy statement.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Boise Cascade is pleased to deliver proxy materials electronically as electronic delivery allows us to provide you with the information you need for the Annual Meeting, while reducing environmental impacts and costs.
Enroll online when you vote by following the instructions at www.proxyvote.com

Many of Boise Cascade’s shareholders received their 2025 proxy materials and 2024 Annual Report electronically. If we mailed you a Notice of Internet Availability of Proxy Materials or a printed copy of our proxy statement and annual report, we encourage you to help us efficiently and cost-effectively communicate with you by electing to receive these materials by email in the future. You can choose this option by:
●
Following the instructions provided on your proxy card or voting instruction form if you received a paper copy of the proxy materials

●
Following the instructions provided when you vote online

●
Reaching out to your broker for its specific instructions

Scan the QR code to go to www.proxyvote.com to vote using your mobile device, sign up for e-delivery or download Annual Meeting materials

By order of the Board, Jill Twedt Senior Vice President, General Counsel and Corporate Secretary
Boise, Idaho
March 21, 2025

1	PROXY STATEMENT SUMMARY
1	PURPOSE AND STRATEGY
2	EXECUTING OUR STRATEGY
3	2025 ANNUAL MEETING INFORMATION
4	VOTING MATTERS
4	DIRECTORS
7	2024 SELECT PERFORMANCE HIGHLIGHTS
8	EXECUTIVE COMPENSATION HIGHLIGHTS
9	CORPORATE GOVERNANCE PRACTICES AND HIGHLIGHTS
10	RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

11	CORPORATE GOVERNANCE AND BOARD MATTERS
11	PROPOSAL NO. 1 — ELECTION OF ELEVEN DIRECTORS
11	Director Skills Matrix
13	DIRECTORS
18	CORPORATE GOVERNANCE
18	Code of Ethics for Our Board
18	Corporate Governance Guidelines
19	Director Independence
19	Related-Person Transactions
20	Role of Compensation Consultant
20	Role of Board in Our Risk Management Process
21	Risk Analysis of Employee Compensation Policies and Practices
21	Director Selection Process
23	Board and Committee Self-Evaluations
23	Director Time Commitment Policy
23	Communications with Our Board
24	Shareholder Engagement
25	Sustainability, Environmental, and Human Capital Management
28	BOARD STRUCTURE
28	Board Leadership Structure
28	Executive Sessions and Independent Director Sessions
29	2024 Meeting Attendance
29	Board Committees
33	BOARD COMPENSATION
33	2024 Director Compensation Table
33	Director Fees
34	2024 Director Restricted Stock Unit Awards
34	Directors Deferred Compensation Plan
34	Compensation Committee Interlocks and Insider Participation

35	EXECUTIVE COMPENSATION
35	PROPOSAL NO. 2 — ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
36	COMPENSATION COMMITTEE REPORT
36	COMPENSATION DISCUSSION AND ANALYSIS
47	COMPENSATION TABLES
47	2024 Summary Compensation Table
49	2024 Grants of Plan-Based Awards
50	2024 Outstanding Equity Awards at Fiscal Year-End
51	2024 Option Exercises and Stock Vested
51	2024 Supplemental Pension Benefits
52	2024 Nonqualified Deferred Compensation
52	Potential Payments upon Termination or Change in Control
54	PAY RATIO DISCLOSURE
55	PAY VERSUS PERFORMANCE DISCLOSURE
59	PROPOSAL NO. 3 — VOTE TO APPROVE OMNIBUS INCENTIVE PLAN
60	Current Overview of Outstanding Equity Information
61	Highlights of 2025 Omnibus Incentive Plan and Key Corporate Governance Provisions
61	2025 Omnibus Incentive Plan Summary
62	Purpose and Eligible Participants
62	Administration
62	Shares Available for Issuance
62	Director Limit
63	Type of Awards
63	Stock Options
63	Stock Appreciation Rights (SARs)
63	Restricted Stock and Restricted Stock Units (RSUs)
63	Other Share-Based Awards
63	Performance Awards
63	Performance Measures
65	Change in Control and Double Trigger
65	Adjustments
66	Withholding
66	Repricing Prohibition
66	Transferability of Awards
66	Clawback of Awards
67	Term, Amendment and Termination
67	Federal Income Tax Consequences
68	Plan Benefits
69	Equity Compensation Plan Information

70	AUDIT-RELATED MATTERS
70	PROPOSAL NO. 4 — RATIFICATION OF INDEPENDENT ACCOUNTANT FOR THE YEAR ENDING DECEMBER 31, 2024
71	AUDIT COMMITTEE REPORT
71	Audit Committee Charter and Responsibilities
71	Audit Committee Financial Experts
71	Recommendation of Financial Statements
72	FEES PAID TO KMPG
72	POLICIES AND PROCEDURES FOR PREAPPROVAL OF AUDIT AND NON-AUDIT SERVICES

73	STOCK OWNERSHIP
73	STOCK OWNERSHIP GUIDELINES FOR OUR DIRECTORS
73	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

76	INFORMATION ABOUT OUR ANNUAL MEETING
76	INFORMATION ABOUT OUR ANNUAL SHAREHOLDERS’ MEETING AND VOTING
76	Internet Availability of Proxy Materials, Annual Reports, and Other Reports and Policies
76	Record Date and Voting at Our 2024 Annual Shareholders’ Meeting
77	Quorum
77	Independent Tabulator
77	Independent Inspector of Election
77	Proxy Solicitation
77	Attending the Annual Meeting
78	ADDITIONAL INFORMATION
78	Householding of Annual Meeting Materials
78	Shareholder Proposals for Inclusion in Next Year’s Proxy Statement
A-1	APPENDIX A

Note about Forward-Looking Statements
This proxy statement includes statements about our expectations of future operational and financial performance that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act). Forward-looking statements may appear throughout this report, including this Proxy Statement Summary and Part 2 — Named Executive Officer Compensation. Statements preceded or followed by, or that otherwise include, the words “believes,” “expects,” “anticipates,” “intends,” “project,” “estimates,” “plans,” “forecast,” “is likely to,” and similar expressions or future or conditional verbs such as “will,” “may,” “would,” “should,” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. The accuracy of such statements is subject to a number of risks, uncertainties, and assumptions that could cause our actual results to differ materially from those projected, including, but not limited to, prices for building products, changes in the competitive position of our products, commodity input costs, effect of general economic conditions, mortgage rates and availability, housing demand, housing vacancy rates, governmental regulations or policies, unforeseen production disruptions, and natural disasters. These and other factors that could cause actual results to differ materially from such forward-looking statements are discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.
Any and all website addresses included in this proxy statement are included as textual references only, and none of the information contained in such websites (or accessed through them) is incorporated into this proxy statement or shall be regarded as part of this proxy statement.

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider, and you should read the entire proxy statement carefully before voting. As used in this proxy statement, unless the context otherwise indicates, the references to “Boise Cascade,” the “Company,” “we,” “our,” or “us” refer to Boise Cascade Company.
This proxy statement and 2024 Annual Report are available at www.proxyvote.com as set forth on page 76. The proxy materials, including this proxy statement and form of proxy, are first being distributed and made available to shareholders on or about March 21, 2025.

Purpose and Strategy

Boise Cascade’s strategy is to continue to grow as a premier integrated manufacturing and wholesale distribution company for building products. As a leading manufacturer and distributor of building materials, we bring people, products, and services together to build strong homes, businesses, and communities that stand the test of time. At Boise Cascade, we truly care about relationships with our employees, customers, suppliers, shareholders, and the communities where we operate. We approach the way we do business with these core values:

INTEGRITY	SAFETY	RESPECT	PURSUIT OF EXCELLENCE
We are our word. Integrity goes beyond the lasting structural strength of our products. Integrity is our uncompromising commitment to do the right thing. We nurture long-term relationships every day, in everything that we do.

We each have the responsibility for our own safety and the safety of those around us, both at work and at home. Together, we strive to create an injury-free environment by identifying risks, eliminating hazards, and requiring safe behaviors.

We cultivate a climate of mutual respect, camaraderie, and teamwork. We welcome various backgrounds, views, and skills because we believe it results in stronger teams, inspired solutions, and greater agility as an organization.
We are committed to the continuous improvement of people, processes, and the quality of products that we deliver. We apply best practices in our environmental management and forest stewardship. We all have the autonomy to apply our knowledge and experience to solve problems, make decisions, and implement new ideas to drive sustainable results.
Boise Cascade Company   2025 Proxy Statement | 1

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Executing Our Strategy
Our strategy focuses on the “critical few” deliverables over the next two to five years to provide clarity and focus on our goals and adopt a common language around our collective opportunities ahead. Specifically, we intend to continue to:
1	2	3	4
Increase our earnings and earnings stability by growing our market position in EWP and expanding our distribution capabilities.	Leverage our integrated business model and superior access to the market for our Wood Products segment through our BMD segment.	Drive operational excellence by improving veneer self-sufficiency, and using data-driven process improvement programs and highly efficient logistics systems.	Accelerate the pace of innovation and digital technology and continue to foster a respectful workplace culture.
2024 Business Highlights

In 2024, despite a weaker than anticipated demand environment, we successfully executed our strategy and were able to:
Deliver solid earnings in both our Wood Products and BMD segments

Continue capital investments in support of our EWP growth strategy

Continue growth and expansion of our BMD door and millwork capabilities

Distribute $5.00 per share in special dividends and increase our quarterly dividend in September 2024 by 5%

Continue innovation through active product development opportunities, including development of new products for commercial construction applications in our Wood Products segment

Continue innovation through use of data-driven technologies to decrease equipment downtime and expand use of predictive analytics in our Wood Products segment and to increase the quality of decision making at all levels in our BMD segment

Continue adoption of digital technology using our human capital management (HCM) system for core human resource functions, expanding our learning management system, and enhancing compensation processes and performance management
In our Wood Products segment, we:
●
Completed the conversion of a plywood layup line to a parallel laminated veneer line at our Chapman, Alabama mill, and began the significant modernization of our Oakdale, Louisiana mill and the addition of I-joist product capabilities at our Thorsby, Alabama mill

●
Started production of full frame glulam beams at our Homedale, Idaho mill to support market demand

In our BMD segment, we:
●
Acquired door and millwork assets in Boise, Idaho and Lakeland, Florida

●
Purchased previously leased facilities in Westfield, Massachusetts and Chicago, Illinois, and purchased additional property for our Greensboro, North Carolina facility

2 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Ready to Respond to Market Changes and Well-Positioned for Continued Growth

In 2025, new single-family residential construction starts are expected to be off slightly from 2024, while multi-family starts are anticipated to be down after sharp declines in 2024 and repair-and-remodel is anticipated to reflect modest growth. As market conditions dictate, we will adjust our business where needed and continue to seek ways to control expenses and variable costs without sacrificing the high service levels expected by our supplier and customer partners. In addition, given our favorable long-term outlook for the demand fundamentals that drive our business, we will continue to make investments to grow our Company and enhance the workplace experience to retain and attract talented employees. In 2025, we plan to continue executing our strategy and creating attractive returns on capital by:
●
Expanding and upgrading our EWP manufacturing capabilities

●
Pursuing organic growth opportunities and in- fill opportunities in strategic locations across the country for our distribution business

●
Continuing our growth in door and millwork assembly capabilities

●
Continuing to improve our competitiveness through operational excellence

●
Using our Boise Improvement Cycle (BIC) process and business optimization group to continue to (i) increase productivity, (ii) increase equipment efficiency, and (iii) lower our costs of manufacturing

2025 Annual Meeting Information
DATE AND TIME May 1, 2025 9:30 a.m., MDT	PLACE — VIRTUAL MEETING To participate in the live online Annual Meeting, please visit: www.virtualshareholdermeeting.com/BCC2025
RECORD DATE March 5, 2025
 ADMISSION
Only holders of record of the Company’s common stock as of the record date will be entitled to notice and to vote.
Please note that you will need the 12-digit control number included on your Notice of Internet Availability of Proxy Materials or, if you receive paper copies of your proxy materials, on your proxy card in order to access the Annual Meeting.

This year’s Annual Meeting will be a virtual meeting of shareholders, which will be conducted via live webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder as of the close of business on March 5, 2025, or if you hold a valid proxy for the Annual Meeting. You will be able to participate in the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/BCC2025.
Shareholders will be able to participate in our virtual Annual Meeting as if at an in-person meeting. During the live Q&A session of the meeting, members of our executive leadership team and our Board chair will answer questions as they come in, as time permits. To ensure the meeting is conducted in a manner that is fair to all shareholders, the Board chair (or such other person designated by our Board) may exercise broad discretion in recognizing shareholders who wish to participate, the order in which questions are asked, and the amount of time devoted to any one question. We reserve the right to edit or reject questions we deem profane or otherwise inappropriate. Detailed guidelines for submitting written questions during the meeting are available at www.virtualshareholdermeeting.com/BCC2025.
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the meeting or during the meeting, please call the phone number provided on the virtual meeting login page.

Boise Cascade Company   2025 Proxy Statement | 3

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Voting Matters

PROPOSAL 1		PROPOSAL 2		PROPOSAL 3		PROPOSAL 4
ELECTION OF DIRECTORS		APPROVAL, ON AN ADVISORY BASIS, OF OUR EXECUTIVE COMPENSATION		Approval of THE 2025 Boise Cascade Omnibus Incentive Plan		RATIFICATION OF THE APPOINTMENT OF AUDITORS
BOARD RECOMMENDATION	FOR each nominee	BOARD RECOMMENDATION	FOR	BOARD RECOMMENDATION	FOR	BOARD RECOMMENDATION	FOR
Proposal		Page Reference	Vote Requirement	Broker Discretionary Voting Allowed?	Effect of Abstentions	Effect of Broker Non-Vote
1	Election of Directors	page 11	Majority of votes present and entitled to vote	No	Counted as vote AGAINST	No effect
2	Approval, on an advisory basis, of Executive Compensation	page 35	Majority of votes present and entitled to vote	No	Counted as vote AGAINST	No effect
3	Approval of 2025 Boise Cascade Omnibus Incentive Plan	page 59	Majority of votes present and entitled to vote	No	Counted as vote AGAINST	No effect
4	Ratification of Independent Registered Public Accounting Firm	page 70	Majority of votes present and entitled to vote	Yes	Counted as vote AGAINST	N/A
Directors
All Directors are standing for election for a one-year term
The following tables provide summary information about each of the current Directors. Our Board recommends a FOR vote for each Director because it believes each is qualified to serve as a Director and has made and will continue to make positive contributions to the Board. For information on our Director competencies and demographics, please see the Director Skills Matrix on page 11.

4 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The following table shows Board and committee memberships effective as of March 21, 2025:
				Committee Memberships
Director Name and Occupation	Age	Director Since	Independent	Audit(1)	Compensation	Corporate Governance and Nominating	Other Current Public Company Boards
Thomas Carlile Retired Chief Executive Officer, Boise Cascade Company	73	2013					—
Steven Cooper Retired Chief Executive Officer, TrueBlue, Inc.	62	2015		M		M	—
Craig Dawson President and Chief Executive Officer, Retail Lockbox, Inc.	62	2022		M	M		—
Karen Gowland Retired Senior Vice President, General Counsel and Corporate Secretary, Boise Inc.	66	2014			M	C	Packaging Corporation of America —
David Hannah Retired Chief Executive Officer, Executive Chair, Reliance Steel & Aluminum Co.	73	2014				M	—
Amy Humphreys Former President, Chief Executive Officer, Bristol Bay Seafoods Investments	58	2022		M	M		—
Nate Jorgensen Chief Executive Officer, Boise Cascade Company	60	2020					IDACORP, Inc., and its primary subsidiary Idaho Power Company
Kristopher Matula Retired President, Chief Operating Officer, Buckeye Technologies Inc.	62	2014			C	M	—
Duane McDougall Retired President and Chief Executive Officer, Willamette Industries, inc.	73	2013		C		M	—
Christopher McGowan General Partner CJM Ventures, LLC/OPTO Holdings, L.P.	53	2013			M	M	—
Sue Taylor Retired Chief Information Officer, Bill and Melinda Gates Foundation	67	2019		M	M		—
Number of Meetings in 2024		Board — 6		4	6	4
C	COMMITTEE CHAIR	M	COMMITTEE MEMBER	CHAIR OF THE BOARD	LEAD INDEPENDENT DIRECTOR	AUDIT COMMITTEE FINANCIAL EXPERT
Boise Cascade Company   2025 Proxy Statement | 5

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Board Attributes(1)

Independence

1
91%
independent
10

Age

50s
2
70s
3
64.5
years
average
6
60s

Tenure

1-5 years
3
8.7
years
average
>10 years
6
2
6-10 years

(1)
As of May 1, 2025 upon reelection of the Director nominees to the Board

6 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2024 Select Performance Highlights
2024 Business Highlights

Our Wood Products segment:
●
Completed the conversion of a plywood layup line to a parallel laminated veneer line at our Chapman, Alabama mill, and began the significant modernization of our Oakdale, Louisiana mill and the addition of I-joist product capabilities at our Thorsby, Alabama mill

●
Started production of full frame glulam beams at our Homedale, Idaho mill to support market demand

●
Our BMD segment continued pursuing its strategy to enlarge its footprint to better serve and support its customers by:

>
Acquiring door and millwork assets in Boise, Idaho and Lakeland, Florida

>
Purchasing previously leased facilities in Westfield, Massachusetts and Chicago, Illinois, and purchasing additional property for our Greensboro, North Carolina facility

●
The Company issued a $5.00 special dividend per share in the third quarter and increased the quarterly dividend in September 2024 by 5%, returning $423.7 million to shareholders through quarterly and special dividends, and the repurchase of approximately 1.5 million shares of our common stock

●
We continued to foster a respectful workplace culture for our employees through several initiatives, such as engaging external coaches to help our leaders build motivation and balance their own performance and energy, and conducting virtual trainings on difficult conversations, multigenerational communication, instilling trust in high performing teams, and other topics

●
We continued innovation through active product development opportunities, including:

>
development of new products for commercial construction applications in our Wood Products segment

>
use of data-driven technologies to increase the value of decision making at all levels in our BMD segment

●
We continued innovation through digital technology:

>
using our HCM system for core human resource functions

>
expanding our learning management system

>
enhancing compensation processes and performance management

●
We continued the improvement of our safety programs across our business, including:

>
upgrading existing safety program technologies

>
implementing artificial intelligence (AI)-based data gathering technologies

>
continuing our emphasis on strengthening leadership engagement (observe, interact, listen, and respond) and increasing face-to-face safety coaching in our manufacturing and distribution facilities

>
continuing in both business segments’ leadership teams, the commitment to making Boise Cascade a place where “Nobody Gets Hurt”

Boise Cascade Company   2025 Proxy Statement | 7

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Executive Compensation Highlights
We provide highlights of our executive compensation program below. It is important to review the Compensation Discussion & Analysis (CD&A) and compensation tables in this proxy statement for a complete understanding of our compensation program and philosophy (page 36).
We generally target compensation at the 50th percentile of comparable market compensation data, with actual compensation amounts taking into account each person’s role, performance, contributions to the Company’s success, level of experience, and other distinguishing characteristics.

We provide at-risk performance-based pay opportunities in the form of short-term and long-term incentives.

Our chief executive officer’s (CEO) total compensation is 52% at-risk, while our other named executive officers’ (NEO) total compensation is an average 47% at-risk.

Short-term and long-term incentives comprise a significant portion of each NEO’s total compensation opportunity and are designed to motivate and reward our NEOs for growing the Company and maximizing long-term shareholder value.

Long-term performance is the most important measure of our success because we manage our operations and business affairs for the long-term benefit of our shareholders.

For 2024, our NEOs received long-term equity incentive compensation opportunities in a combination of Performance Stock Units (PSUs) and Restricted Stock Units (RSUs).

We maintain robust clawback policies that cover time-based and performance based equity and cash awards:
●
Under the omnibus stock plan (the 2016 Omnibus Incentive Plan (as defined below) and as proposed to be amended and restated, the 2025 Omnibus Incentive Plan (as defined below)), the Company has the ability to clawback all equity awards, both time-based and performance-based, upon various events including upon misconduct related to a restatement
●
Additionally, under our Misconduct Clawback Policy, both time-based and performance-based incentive compensation may be subject to recoupment (i) if, as a result of a financial restatement, the award would have been lower had the financial results been properly calculated when originally reported, (ii) if an award was predicated on achieving financial results that were subsequently determined to be due to a fraudulent act by the officer or (iii) if an officer engaged in misconduct, including misconduct that results in reputational or financial harm to the Company, even if such misconduct does not result in a financial restatement.

●
Finally, under our Executive Compensation Clawback Policy adopted in 2023 pursuant to Rule 10D-1 of the Exchange Act, we are required to recoup performance-based incentive compensation received on or after October 2, 2023 that was calculated based on financial results that were subsequently restated and the award received would have been lower if based on the restated results.

Our annual incentive compensation opportunities are tied to the achievement of corporate goals and, in some cases, business segment financial goals.

Our Insider Trading Policy prohibits all of our Directors, officers, employees, and consultants from participating in any hedging, pledging, or monetizing transaction to lock in the value of any of our securities they hold, including the purchase of any financial instrument designed to offset the risk of future declines in the market value of any of our securities.

Say on Pay

Over the past five years, our shareholders have shown strong support for our executive compensation program with annual vote results of over an average of 97% from 2020 to 2024. Our compensation committee continues to examine our executive compensation program to ensure alignment between our executives and the long-term interests of our shareholders.
We ask that our shareholders approve, on an advisory basis, the compensation of our NEOs as further described in Proposal No. 2 (page 35).

8 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2024 Key Compensation Actions and Decisions

2024 RSUs and PSUs under our long-term equity-based award agreements (LTIP) under our 2016 Boise Cascade Omnibus Incentive Plan (2016 Omnibus Incentive Plan) were granted in March 2024. The PSUs granted are subject to a three-year performance period. The number of shares actually awarded will range from 0% to 200% of the target amount. Achievement will be measured against the target payout based on return on invested capital (ROIC)(1) measures(2) for each of the years 2024, 2025, and 2026. The average achievement for the three years included in the performance period shall determine the performance against target ROIC, which will be determined in February 2027, and the earned shares will be distributed in March 2027, three years from the grant date. The company believes the performance period for these PSUs aligns management with long-term shareholder value.

(1)
ROIC is defined as Net Operating Profit After Taxes (NOPAT) divided by average invested capital (based on a rolling thirteen-month average). We define NOPAT as net income plus after-tax finance expense. Invested capital is defined as total assets plus capitalized lease expense, less cash, cash equivalents, and current liabilities, excluding short-term debt.

(2)
For more specifics on the compensation committee’s goal-setting process, see page 37.

Corporate Governance Practices and Highlights
Board Structure	Board Composition
Over 90% of Directors are independent

100% independent audit, compensation, and corporate governance and nominating committee members

Lead independent director with robust and defined responsibilities

Board access to senior management and independent advisors

Executive sessions of independent Directors at least twice per year at regular Board meetings

Over 25% gender variation among all Directors Nearly 20% racial/ethnic variation among all Directors The chair of the corporate governance and nominating committee is a woman
Shareholder Rights and Engagement	Policies and Practices
Annual election of all Directors Majority vote standard in uncontested Director elections Shareholder outreach program No shareholder rights plan Annual advisory vote on NEO compensation
Clawback, anti-hedging, and anti-pledging policies

Annual Board, Board chair, committee, and individual Director evaluation processes and review of management

Robust stock ownership guidelines:

Overboarding policy

Mandatory Director retirement age of 75

Code of Ethics for Directors, officers, and employees

Boise Cascade Company   2025 Proxy Statement | 9

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Ratification of Independent Registered Accounting Firm
We are asking our shareholders to ratify the appointment of KPMG as our independent auditor for the year ending December 31, 2025 (page 70).
10 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
CORPORATE GOVERNANCE AND BOARD MATTERS
Our Board recommends shareholders vote FOR all of our Directors.
All Directors are nominated for election at our 2025 Annual Meeting for a one-year term.
Shares will be voted according to shareholder instructions. If no voting instructions are provided, a broker may not vote on the matter. For 2025, our Directors are running unopposed. Therefore, to be elected to our Board in 2025, each Director must receive an affirmative vote of the majority of the votes of the shares present in person or by proxy at the meeting of the shareholders entitled to vote.
The Directors have confirmed their availability for election. If any Director becomes unavailable to serve as a Director for any reason prior to the Annual Meeting, our Board may substitute another person as a Director. In that case, if a shareholder has voted for the original Director, those shares will be voted FOR the substitute Director.
Additional information follows for the Directors, particularly concerning their business experience and qualifications, as well as attributes and skills that led our Board to conclude that they should serve as a Director.

Director Skills Matrix

Provided below in a Board Skills Matrix is a summary of each Director’s skills and experience as well as gender and racial/ethnic information. The skills categories included in the matrix are tied to the Company’s strategic goals, and the intent of the matrix is that the Directors collectively possess qualities that facilitate effective oversight of the Company’s strategic plans. While the matrix is useful for determining the collective skills of the Board as a whole, it is not a comparative measure of the value of Directors; a Director with more focused experience could nonetheless contribute broadly and effectively.
The chart below identifies the principal skills that the corporate governance and nominating committee considered for each Director when evaluating the Director’s experience and qualifications to serve as a Director. Each mark indicates a strength or personal characteristic that was self-selected by each Director. Additional information about the Director’s background and business experience is provided below in the biographical information.

Boise Cascade Company   2025 Proxy Statement | 11

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
	CARLILE	COOPER	DAWSON	GOWLAND	HANNAH	HUMPHREYS	JORGENSEN	MATULA	MCDOUGALL	MCGOWAN	TAYLOR	TOTAL
Accounting/Financial	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	11
Accounting and financial reporting experience are important to accurately and transparently measure and report financial and operating performance, ensure compliance with applicable law and assess financial merits of strategic opportunities.

Industry Experience and Supply Chain	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	9
Industry experience helps inform our views on markets and economics, technology, supply chain, compliance, manufacturing, and distribution.
Technology and Innovation Experience (including in IT, Cybersecurity, AI, or Digital Business)	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	6
Innovation and technology experience is important in overseeing the business in changing markets and physical and cyber threats.
Mergers/Acquisitions/Divestitures	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	11
Knowledge of mergers, acquisitions and divestitures helps guide our strategic initiative for growth.
Former/Current C-Suite Officer and/or Public Company Board Service	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	11
Chief executive officer/executive management leadership skills and public company board service are important to gain a practical understanding of organizations, corporate governance and ethics, and strategic planning.

Legal/Regulatory	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	4
Government, public policy and regulatory insights, including environmental compliance and regulation, are important to help shape policy initiatives for the benefit of our employees, customers, and shareholders.

HR/Compensation	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	11
Human capital management and executive compensation knowledge and experience help the Company recruit, retain, and develop key talent essential to Company operations.
Corporate Governance/Ethics	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	11
Understanding of corporate governance and ethics provides reinforcement of the Company’s values and ethics and overall governance framework, including its sustainability and HCM strategies.
12 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
	CARLILE	COOPER	DAWSON	GOWLAND	HANNAH	HUMPHREYS	JORGENSEN	MATULA	MCDOUGALL	MCGOWAN	TAYLOR	TOTAL
Gender	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	3
Race/Ethnicity	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	▲	2
Directors
THOMAS CARLILE	Board chair since March 2015
Director since our IPO in February 2013 (independent director since 2020)
Age 73 Committees(1) ● None Other Current Public Company Directorships ● None
Biographical Information
Boise Cascade Company
●
chief executive officer (2009 until his retirement in 2015)

●
executive vice president and chief financial officer (February 2008 to August 2009, following the divestiture of our paper and packaging businesses)

●
senior vice president and chief financial officer (October 2004 to January 2008)

Prior Board Service
●
IDACORP, Inc. and its primary subsidiary Idaho Power Company (2014 to 2023)

●
Boise Cascade Holdings, L.L.C., our former parent company (August 2009 until its dissolution in September 2014)

Qualifications
Mr. Carlile’s position as our former chief executive officer, and his over four decades experience with the Company and its predecessors allows him to advise the Board on operational and industry matters affecting the Company.

STEVEN COOPER	Independent director since 2015
Age 62 Committees(1) ● Audit ● Corporate Governance and Nominating Other Current Public Company Directorships ● None
Biographical Information
TrueBlue, Inc., a New York Stock Exchange listed industrial staffing company based in Tacoma, Washington
●
chief executive officer (2006 to 2019; and June 2022 to September 2023)

●
joined the company in 1999

Arthur Andersen, Albertsons, and Deloitte
●
held various professional positions

Prior Board Service
●
TrueBlue, Inc. (director from 2006 to September 2023 and chair of the board from January 2019 to September 2023)

Qualifications
Mr. Cooper’s experience as a chief executive officer and as a director allows him to provide insight on strategic and operational issues and valuable business knowledge. He also provides strong accounting and financial expertise and experience in workforce management to our Board.

Boise Cascade Company   2025 Proxy Statement | 13

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
CRAIG DAWSON	Independent director since 2022
Age 62 Committees(1) ● Audit ● Compensation Other Current Public Company Directorships ● None
Biographical Information
Retail Lockbox, Inc., an industry leader in remittance processing, credit card payments, and document management services, headquartered in Seattle, Washington
●
founder, chief executive officer and president (1994 to present)

Federal Reserve Bank of San Francisco
●
chair, Seattle Branch (2020 to 2021)

●
board member (2015 to 2021)

Unisys Corporation, a publicly traded, international provider of computer and systems solutions
●
held a number of senior sales positions (1985 to 1994)

Qualifications Mr. Dawson’s experience as a chief executive officer allows him to provide vision-setting and strategic direction to our Board.
KAREN GOWLAND	Independent director since 2014
Age 66 Committees(1) ● Compensation ● Corporate Governance & Nominating (Chair) Other Current Public Company Directorships ● Packaging Corporation of America (2024 to present)
Biographical Information
During her 30 years in the forest products industry, Ms. Gowland held various legal and compliance positions, which included over 15 years of experience as a corporate secretary for various public and private entities in the forest products industry.
Boise Inc., a manufacturer of packaging and paper products
●
senior vice president, general counsel, and corporate secretary (August 2010 until its acquisition by Packaging Corporation of America in late 2013 and her retirement in March 2014)

●
vice president, general counsel, and corporate secretary (February 2008 to July 2010)

Boise Cascade Holdings, L.L.C.
●
vice president, general counsel, and corporate secretary (October 2004 to February 2008)

Qualifications Ms. Gowland has relevant industry and company experience and provides strong corporate governance and compliance skills to our Board.

14 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
DAVID HANNAH	Independent director since 2014
Lead independent director since 2024
Age 73 Committees(1) ● Corporate Governance & Nominating Other Current Public Company Directorships ● None
Biographical Information
Reliance Steel & Aluminum Co., a New York Stock Exchange listed operator of metals service centers
●
chief executive officer and executive chair (1999 until his retirement in August 2016)

●
served in various roles of increasing responsibility (1981 to 1999)

Ernst & Whinney, a predecessor firm to Ernst & Young, LLP
●
held various professional positions

Mr. Hannah is a certified public accountant.

Qualifications
Mr. Hannah’s experience as a chief executive officer of a major distribution company allows him to provide valuable insight on operational and industry issues. He also provides strong accounting and financial expertise to our Board.

AMY HUMPHREYS	Independent director since 2022
Age 58 Committees(1) ● Audit ● Compensation Other Current Public Company Directorships ● None
Biographical Information
Ms. Humphreys has 25 years of experience in manufacturing, commodities, global marketing, and distribution, during which she has held executive leadership roles.
Bristol Bay Seafood Investments
●
president and chief executive officer (January 2020 to March 2021)

Darigold, a Pacific Northwest dairy cooperative
●
chief financial officer (May 2015 to November 2018)

Prior Board Service
Served on multiple boards in various roles, including:
●
Philly Shipyard ASA, a public company listed on the Oslo Stock Exchange (2010 to April 2022)

●
Red Lion Hotels Corporation, a New York Stock Exchange listed company (2018 to 2020)

Qualifications
Ms. Humphreys brings experience in strategic leadership, business development, financial management, capital structure strategies, and commodity and enterprise risk management to our Board.

Boise Cascade Company   2025 Proxy Statement | 15

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
NATE JORGENSEN	Chief Executive Officer | non-independent director since 2020
Age 60 Committees(1) ● None Other Public Company Directorships ● IDACORP, Inc. and its primary subsidiary Idaho Power Company (2023 to present)
Biographical Information
Boise Cascade Company
●
chief executive officer (March 2020 to present)

●
chief operating officer (January 2019 to March 2020)

●
senior vice president of engineered wood products, Wood Products segment (2017 to 2019)

●
joined the company in 2015

Weyerhaeuser Company, a New York Stock Exchange listed timberlands and wood products company
●
vice president of its distribution business (2011-2015)

Qualifications
Mr. Jorgensen has over 30 years of industry experience in manufacturing and distribution. As chief executive officer, he is also able to provide valuable insight on the Company, as well as operational and financial information that is critical to Board discussions.

KRISTOPHER MATULA	Independent director since 2014
Age 62 Committees(1) ● Compensation (Chair) ● Corporate Governance & Nominating Other Current Public Company Directorships ● None
Biographical Information
Mr. Matula has been a private consultant since 2012.
Buckeye Technologies, Inc., a publicly traded producer of cellulose-based specialty products, acquired by Georgia-Pacific in 2013
Served in various positions (1994 until his retirement in 2012):
●
president, chief operating officer, and a director

●
chief financial officer

●
head of the nonwovens business

Procter & Gamble Company
●
held various professional positions

Qualifications
Mr. Matula’s experience as president, chief operating officer, and director allows him to provide insight on strategic and operational issues and valuable business knowledge. He also provides relevant industry experience and strong corporate governance and compliance skills to our Board.

16 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
DUANE MCDOUGALL	Independent director since 2013
Age 73 Committees(1) ● Audit (Chair) ● Corporate Governance & Nominating Other Current Public Company Directorships ● None
Biographical Information
Boise Cascade Holdings, L.L.C., our former parent company
●
chief executive officer (December 2008 to August 2009)

Willamette Industries, an international paper and forest products company
●
president and chief executive officer (until its sale in 2002)

●
held numerous operating and finance positions with increasing responsibilities over 23 years

Prior Board Service
●
StanCorp Financial Group, Inc., a publicly traded company until 2016 (2009 to 2024)

●
The Greenbrier Companies, Inc. (2003 to January 2022)

●
Boise Cascade Company (December 2008 to 2013), becoming director and Board chair in February 2013 in connection with our initial public offering

●
Boise Cascade Holdings, L.L.C., our former parent company (2005 to 2013)

Qualifications
Mr. McDougall’s experience as a chief executive officer of a major forest products company allows him to provide our Board with valuable insight on operational and industry issues. He also provides strong accounting and financial expertise to our Board.

CHRISTOPHER MCGOWAN	Independent director since our IPO in February 2013
Age 53 Committees(1) ● Compensation ● Corporate Governance and Nominating Other Current Public Company Directorships ● None
Biographical Information
CJM Ventures, L.L.C., an investment firm
●
general partner (September 2011 to present)

The University of Chicago Booth School of Business
●
adjunct professor, investor in residence and faculty adviser (2012 to present)

Madison Dearborn Partners, L.L.C., a private equity firm
●
managing director, concentrating on investments in the basic industries sector (1999 to 2011)

Prior to joining Madison Dearborn:
●
private equity professional at AEA Investors, Inc.

●
investment banker in M&A at Morgan Stanley & Co. Incorporated

Prior Board Service
●
Boise Cascade Holdings, L.L.C., our former parent company (2004 to 2013)

Qualifications Mr. McGowan provides strong financial and governance skills to our Board.
Boise Cascade Company   2025 Proxy Statement | 17

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
SUE TAYLOR	Independent director since 2019
Age 67 Committees(1) ● Audit ● Compensation Other Current Public Company Directorships ● None
Biographical Information
The Bill and Melinda Gates Foundation
●
chief information officer (2016 until her retirement in July 2020)

Honeywell Automation and Control Solutions
●
vice president of the Applications and Project Management Office, where she delivered global integrated system platforms (2014 to 2016)

Intermec, which was acquired by Honeywell
●
chief information officer, where she led the company’s IT and enterprise business analytics department and headed integration and operational excellence for all IT systems when Intermec was acquired by Honeywell

Qualifications
Ms. Taylor’s experience as chief information officer allows her to provide insight on strategic and operational issues and valuable business knowledge, particularly as it relates to technology innovation, information security and controls, and implementation of enterprise-wide systems.

(1)
Committee memberships as of May 1, 2025, upon the Director nominees’ reelection to the Board.

Corporate Governance
Code of Ethics for Our Board

The Company Code of Ethics (Code of Ethics) applies to our Directors, officers, and employees. We have a toll-free reporting service available that permits employees to confidentially report violations of our Code of Ethics or other issues of significant concern via phone, text, or website.
If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of
Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics by posting the required information on our website.
You may view a copy of our Code of Ethics by visiting our website at www.bc.com/investors, selecting the Corporate Governance tab, and then click on the Code of Ethics link under Governance Documents to see our Code of Ethics.

Corporate Governance Guidelines

Our Board has adopted Corporate Governance Guidelines (Guidelines) to assist the Board in exercising its responsibilities. The Guidelines reflect our Board’s commitment to monitor the effectiveness of policy and decision-making, both at the Board and management levels. Our Board believes the Guidelines will enhance our ability to achieve our goals and long-term success and will assist us in increasing shareholder value. The Guidelines are in addition to and are not intended to change or interpret any federal or state law or regulation, including the Delaware General Corporation Law, our Certificate of Incorporation or
bylaws, or the rules of the New York Stock Exchange (NYSE). Our Board may modify the Guidelines from time to time at the recommendation of the corporate governance and nominating committee and as deemed appropriate by our Board.
You may view a copy of our Guidelines by visiting our website at www.bc.com/investors, selecting the Corporate Governance tab, and then clicking on the Corporate Governance Guidelines link under Governance Documents to see our Guidelines.

18 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Director Independence

Our Directors believe Board independence is important and is key for the Board to function properly, allowing it to provide appropriate oversight and maintain managerial accountability.
We list our common stock on the NYSE. The NYSE rules require that a majority of our Directors be independent from management and that all members of our Board committees be independent. For a Director to be independent under the NYSE’s rules, our Board must determine affirmatively that he or she has no material relationship with the Company. Additionally, he or she cannot violate any of the bright line independence tests set forth in the NYSE listing rules that would prevent our Board from determining that he or she is independent. These rules contain heightened independence tests for members of our audit and compensation committees. Our Board will broadly consider all relevant facts and circumstances to determine the independence of any Director in accordance with the NYSE listing rules.
Our Board has determined that all Directors except Mr. Jorgensen are independent directors as defined under the NYSE’s listing rules. These Directors constitute a majority of our Directors and represent all of our committee members.
Additionally, our Board has determined that (i) each member of the audit committee meets the heightened independence standards for audit committee service under the NYSE listing rules and Rule 10A-3 under the Exchange Act; and (ii) each member of the compensation committee meets the heightened independence standards for compensation committee service under the NYSE listing rules and Rule 10C-1 under the Exchange Act. Further, because Mr. Carlile is a past CEO of the Company, our Board appointed Mr. Hannah as its lead independent director upon his reelection to the Board.
Our Board and its committees can retain, at their sole discretion and at our expense, independent financial, legal, compensation, or other advisors to represent the independent interests of our Board or its committees.

Related-Person Transactions

Family Relationships
No family relationships exist between any of our Directors and executive officers.
Affiliated-Company Transactions
There were no affiliated-company or related person transactions in 2024.
Policies and Procedures for Related- Person Transactions
Our written policy regarding transactions with related persons requires that a “related person” (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our general counsel any “related-person transaction” (defined as any transaction that is reportable by us under Item 404(a) of Regulation S-K in which we are or will be a participant and the amount involved exceeds $120,000, and in which any related person has or will have a direct or indirect material interest) and all material facts with respect thereto. The general counsel will promptly communicate such information to our audit committee or another independent body of our Board. No related-person transaction will be entered into without the approval or ratification of our audit committee or another independent body of our Board. It is our policy that Directors recuse themselves from any discussion or decision affecting their personal, business, or professional interests. Our policy does not specify the standards to be applied by our audit committee or another independent body of our Board in determining whether to approve or ratify a related- person transaction.

Boise Cascade Company   2025 Proxy Statement | 19

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Role of Compensation Consultant

The compensation committee continued to retain Frederic W. Cook & Co., Inc. (FW Cook) as its independent compensation consultant to assist the committee in discharging its responsibilities. In connection with retaining FW Cook, the compensation committee considered that FW Cook does not provide any other services to the Company or management and determined that there was no conflict of interest according to the factors the compensation committee determined to be relevant, including the independence factors enumerated by the NYSE.

Role of Board in Our Risk Management Processes

Our Board oversees the risk management activities designed and implemented by our management. The Board executes its oversight responsibility for risk management both directly and through its committees. Through our annual enterprise risk management review, the Board also considers specific risk topics, including risks associated with our strategic plan, business operations, cybersecurity, AI, sustainability and environmental matters, HCM strategies (including employee engagement, growth, fostering a sense of community, and expanding our talent pipeline), recoupment of officer compensation based on our clawback policies, and capital structure. In addition, the Board receives regular detailed reports from our senior management and other personnel, including assessments and potential mitigation of the risks and exposures involved with their respective areas of responsibility.
Our Board delegates to the audit committee oversight of our risk management process. Our other committees also consider and address risks related to their respective committee responsibilities. All committees report to the Board as appropriate, including when a matter rises to a material or enterprise-level risk.
Our internal audit department annually develops a risk-based audit plan that is reviewed with the audit committee, along with the results of internal audit reviews and activities. The internal audit department also maintains a high-level assessment of risks and controls for key operations, functions, processes, applications, and systems within the Company. The audit committee meets quarterly with our chief financial officer, vice president of finance and investor relations, and our directors of internal audit and financial reporting.
The audit committee also meets quarterly with our director of information technology (IT) and our senior director of privacy to discuss security and privacy as it relates to our data systems and data privacy. We have in place a number of independent assurance activities responsible for assessing whether our risk response activities are in place and working effectively, including, but not limited to, data security, data privacy, environmental, and safety audits.
Information Security
The Board and the audit committee engage with management on a quarterly basis regarding our IT environment, including data security and data privacy. The Company’s IT security and data privacy processes are based upon the Control Objectives for Information and Related Technology (COBIT) framework. Our IT, data privacy, and internal audit teams have individuals who have achieved Certified Governance of Enterprise IT (CGEIT), Certified Data Privacy Solutions Engineer (CDPSE), Certified Information Privacy Manager (CIPM), and Certified Information Systems Auditor (CISA) professional certifications. Continual focus on data breach response readiness by implementing activities such as tabletop exercises is a key initiative for the IT security and data privacy teams. Annually, KPMG and our internal audit team each audit our IT general controls to assess our internal control environment and the reliability of information flowing into our financial reporting. In addition, we engage a qualified third party to perform an annual penetration test as part of our ongoing assessment of our IT perimeter security and intrusion detection capabilities. The penetration test organization employs experts with the Certified Information Systems Security Professional (CISSP), Certified Information Security Manager (CISM), and GIAC certified penetration tester (GPEN) professional designations. For more information concerning our information security, please refer to Item 1C. Cybersecurity of the Company’s Form 10-K filed on February 20, 2024.

20 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Risk Analysis of Employee Compensation Policies and Practices

The compensation committee, with recommendations from management, reviewed our compensation philosophy for our employees and determined that it does not induce our employees to take unacceptable levels of business risk for the purpose of increasing their incentive plan awards at the expense of shareholder interests. Some of the considerations in making this determination were:
None of our businesses presents a high-risk profile because our businesses compete in markets with a high degree of transparency on pricing and costs, as well as clearly defined revenue recognition accounting principles

Our incentive pay structure rewards performance in both the short-term and long-term (i.e., short-term incentives are not paid at the expense of long-term shareholder value)

Our incentive pay program has minimum and maximum targets designed to take into account short-term and long-term affordability measures, with payments capped at the maximum target

The compensation committee reserves the right to reduce or eliminate any awards, at its discretion, with respect to our incentive pay programs

Under the omnibus stock plan (the 2016 Omnibus Incentive Plan, and as proposed to be amended and restated, the 2025 Omnibus Incentive Plan), the Company has the ability to clawback all equity awards, both time-based and performance-based, upon various events including upon misconduct related to a restatement. Additionally, for LTIP and cash-based short-term incentive plan (STIP) awards received by an officer, our Misconduct Clawback Policy allows us to recoup any or all of the LTIP or STIP awards (both time-based and performance-based) received by an officer (i) if, as a result of a financial restatement, the award would have been lower had the financial results been properly calculated when originally reported, (ii) if an award was predicated on achieving financial results that were subsequently determined to be due to a fraudulent act by the officer or (iii) if an officer engaged in misconduct, including misconduct that results in reputational or financial harm to the Company, even if such misconduct does not result in a financial restatement
Our Executive Compensation Clawback Policy for our PSU and our STIP awards (only performance-based) pursuant to Rule 10D-1 of the Exchange Act that requires recoupment of any or all awards received by an NEO where the amount of the award was calculated based upon the financial results that were subsequently affected by a restatement of the Company’s financial statements and the award received would have been lower had the financial results been properly calculated when reported

Our executive compensation program does not encourage our management to take unreasonable risks relating to the business

Pursuant to the Company’s Insider Trading Policy, we prohibit all of our Directors, officers, employees, and consultants from participating in any hedging, pledging, or monetizing transactions to lock in the value of any of our securities that they hold, including the purchase of any financial instrument designed to offset the risk of future declines in the market value of any of our securities

The Company has an Insider Trading Policy governing the purchase, sale and other dispositions of Company securities by Directors, officers, employees, and the Company itself that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards. A copy of the policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

Director Selection Process

Our corporate governance and nominating committee is responsible for, among other matters:
●
Identifying individuals qualified to become Directors, consistent with criteria approved by our Board

●
Recommending to our Board a slate of Directors for election at the annual meeting of shareholders

●
Recommending to our Board persons to fill Board and committee vacancies

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Through this process, members of the corporate governance and nominating committee consult with our Board chair and lead independent director and accept nominee recommendations from other Directors and/or shareholders in accordance with the terms of our Certificate of Incorporation and bylaws. The invitation to join our Board is extended by our Board through our Board chair and lead independent director.
Suitability of Candidates
In evaluating the suitability of candidates, in addition to our ongoing and emerging business needs, our Board and corporate governance and nominating committee consider many factors, including a candidate’s:
●
Experience as a senior officer in a public company, substantial private company experience, or other comparable experience

●
Experience as a director of a public company

●
Breadth of knowledge about issues affecting the Company and/or its industry

●
Expertise in finance, logistics, manufacturing, distribution, law, human resources, cybersecurity, technology and innovation, marketing or other areas that our Board determines are important areas of needed expertise

●
Personal attributes that include integrity and sound ethical character, absence of legal or regulatory impediments, absence of conflicts of interest, demonstrated track record of achievement, ability to act in an oversight capacity, appreciation for the issues confronting a public company, adequate time to devote to our Board and its committees, and willingness to assume Board fiduciary responsibilities on behalf of all shareholders

The corporate governance and nominating committee is committed to a highly functioning Board where the composition is reflective of the long-term strategy of the business, and makes decisions primarily on the basis of skills, qualifications, and experience. Input from the Board, management, feedback from shareholders, and Board evaluation processes also help determine desired backgrounds and skills.
Other Considerations in Nomination Process
As of the 2025 Annual Meeting, upon the reelection of all Director nominees to the Board, our Board will consist of eight men and three women with a rich mixture of educational, professional, and experiential differences representing a wide range of perspectives to further enhance the effectiveness of its oversight role. As opportunities to appoint and nominate new Directors become available as the Board builds the slate of Director nominees, in addition to the factors set forth above, our Board recognizes and values candidates and Directors who bring different perspectives. Openness to all perspectives enriches the current and long-term strategic needs of the Company.
Information regarding the skills of our Directors can be found in the Director Skills Matrix on page 11.
Shareholder Nominations for Directors
In accordance with our bylaws, the corporate governance and nominating committee will consider shareholder nominations for Directors (please refer to the Shareholder Proposals for Inclusion in Next Year’s Proxy Statement section in this proxy statement for related instructions, page 78). We did not receive any shareholder nominations or recommendations for a Director in connection with the 2025 Annual Meeting. Other than the procedures set forth in our bylaws, the corporate governance and nominating committee has not adopted formal policies regarding shareholder nominations for Directors because the committee does not believe such policy is necessary for the consideration of shareholder nominations.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Board and Committee Self-Evaluations

1	2	3	4
WRITTEN SURVEYS	REVIEW OF RESPONSES	EXECUTIVE SESSION	ONE-ON-ONE DISCUSSIONS
completed by Directors, to assess effectiveness, in order to continually improve Board performance	by the lead independent director and Board chair, who provide an assessment to the Board	of Directors, chaired by the lead independent director, to discuss results and proposed actions	with the lead independent director and Board chair with each Director as needed to discuss feedback
In December of each year, under the direction of the corporate governance and nominating committee, our Directors complete written surveys to evaluate and assess the overall effectiveness of our Board, its committees, and each Director. The purpose of the Board, committee(s), and individual Director surveys is to continually improve Board performance. Our lead independent director and our Board chair review the Directors’ responses and provide the individual Directors, the corporate governance and nominating committee, and the Board with an assessment of the performance of the
Board and its committees. The Directors then discuss the results and proposed actions for improvement or change in an executive session chaired by our lead independent director. The lead independent director and Board chair also have one- on-one discussions as necessary with each Director about the feedback received. Through this process, the Board and management work together to refine the meeting materials and topics covered with the Board to educate new members and highlight certain strategic projects.

Director Time Commitment Policy

The Board believes that wider perspectives and best practices learned by Directors serving in other public directorships must be balanced against the time commitment that service on boards entails. Therefore, our Guidelines include a policy whereby our non-employee Directors are limited to no more than three public boards, (in addition to the Board), and our CEO to one additional public board. You may view a copy of our Guidelines by visiting our website at www.bc.com/investors, selecting the Corporate Governance tab, and then clicking on the Corporate Governance Guidelines link under Governance Documents to see our Guidelines.

Communications with Our Board

Shareholders and other interested parties may contact our Board, or any of its committees, non- management Directors or any individual Directors by writing to the lead independent director, at the address or email address shown below. All correspondence will be referred to the corporate governance & nominating chair, the Board chair, and our corporate secretary.
Boise Cascade Company Attention: Governance & Nominating Committee Chair c/o Corporate Secretary 1111 West Jefferson Street, Suite 300 Boise, ID 83702
Email: legaldepartment@bc.com
We have an email link to our Board on our website at www.bc.com/investors; select the Corporate Governance tab, then click on the Board of Directors link; scroll to the bottom of page for the Contact the Board email form.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Shareholder Engagement

We believe engaging in active dialogue with our shareholders is important to our commitment to deliver sustainable long-term value to our shareholders on an annual basis, we actively seek engagement with our top 10 shareholders. In 2024, we continued our engagements with shareholders representing approximately 19.57% of our outstanding shares, which provided them opportunities to discuss various issues, including macro effects on our business, fundamental demand and supply chain, corporate governance, executive compensation, capital allocation strategy, risk oversight, sustainability, HCM strategies (including employee engagement, growth, fostering a sense of community, and expanding our talent pipeline), responsible forestry and environmental sustainability practices, and forest certification. Shareholder feedback is regularly reviewed and considered by the Board and is reflected in adjustments and enhancements to our policies and practices. This includes providing additional sustainability disclosures on our website that are aligned with the guidelines of the Task Force on Climate-Related Financial Disclosures (TCFD) and Sustainability Accounting Standards Board (SASB). In 2024, shareholder feedback was also reflected in our increasing the performance period for executive long-term, performance based, incentive compensation from one year to three years.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Sustainability, Environmental, and Human Capital Management

Sustainability
The corporate governance and nominating committee is primarily responsible for sustainability matters, and similar to risk oversight, the Board participates in the process and oversight of such strategy. At each meeting, management updates the corporate governance and nominating committee, and the Directors provide guidance on current sustainability topics, including climate and environmental sustainability, and other similar issues that impact the Company. On at least an annual basis, the corporate governance and nominating committee is provided with a more in-depth review of these sustainability topics by either management or a third-party consultant. At each Board meeting, management updates the Board, and the Directors provide guidance on HCM strategies (including employee engagement, growth, fostering a sense of community, and expanding our talent pipeline).
Our Board supports an approach to sustainability matters that is embedded in our Company purpose to bring people, products, and services together to build strong homes, businesses, and communities that stand the test of time. We are a business built on relationships. Our core values guide our actions, unite our employees, and define our brand. We care about relationships with our employees, customers, suppliers, shareholders, and the communities where we live and operate. We strive to foster a respectful workplace culture as a way of living our core values of respect and pursuit of excellence, and that creates connection where everyone feels seen, heard, and valued. We further believe it is our responsibility as an employer and community leader to have a positive influence in the communities where we live and operate.
Environmental
Boise Cascade considers environmental responsibility an integral component of our Wood Products and BMD segments. We transform renewable resources, trees, into products that people depend on every day. Our wood products store carbon for years, giving us the opportunity to respond to the effects of climate change through our environmental sustainability practices when procuring and processing wood.
Through sustainable forestry practices, we actively contribute to the responsible use and protection of natural capital, which benefits our employees, customers, shareholders, and the communities where we live and operate. We are committed to responsible forest management principles that help protect and conserve forest habitat and biodiversity. We have rigorous procurement programs to comply with state and provincial laws to protect conservation values and culturally important sites which include measures to protect water quality and conserve wildlife habitat. Further, we are committed to continually achieving compliance with certification standards, employing management practices within our operations to comply with environmental laws and regulations, and promoting sustainable practices. The strength of our sustainable forestry program is annually verified by internal and third-party auditors as part of our continuous improvement efforts.
We recognize the scientific evidence indicating a changing climate associated with increasing CO2 in the atmosphere, and use the TCFD framework for communicating our position and performance on climate-related matters. To further enhance our ability to track and report on climate-related issues, the Company continues implementation of a comprehensive program to collect material Scope 1 and 2 greenhouse gas (GHG) emissions data. This is an important step in understanding the emissions impact of the Company’s operations and allows reporting climate metrics in the TCFD framework. In addition to using trees, a renewable resource that sequesters carbon, in our manufacturing processes, the Company is able to use the bark from trees and manufacturing residuals for a significant portion of energy needs in our manufacturing operations. This allows utilization of carbon-neutral energy sources and reduces reliance on energy sources derived from fossil fuels. Using biomass to produce energy also reduces landfill waste, which results in less GHG and methane emissions.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The Company engages in pilot programs to explore additional positive climate impacts that can be made through our operations. In 2024, the Company added its first zero-emissions electric Class 8 truck to its fleet and started producing biochar out of wood waste to use as a carbon-storing soil enhancer by the landscaping industry. Our value of pursuit of excellence guides our climate actions to implement new ideas to drive sustainable results.
Human Capital Management
The safety of our employees is a core value, and the Company maintains robust safety programs focused on identifying hazards and eliminating risks, as well as safety processes and procedures aimed at eliminating injuries in the workplace. The Company recognizes the demands of balancing work, family, and personal obligations and we believe we are better when we work together to serve our customers, find creative solutions, and enrich our culture. Although the nature of most of our jobs in our Wood Products and BMD segments cannot be accomplished remotely or accommodate multiple flexible schedules, we are open to listening, learning, and providing flexible work arrangements where practical and productive.
Our Total Rewards program provides competitive pay, comprehensive health benefits, robust financial security resources, paid leave, well-being programs, community engagement opportunities, and career recognition and development. We continually benchmark our offerings and assess our vendor partner performance to ensure our Total Rewards remain competitive. Selecting and developing talent is a vital aspect of our HCM strategy because we believe our employees are at the heart of our purpose and fulfillment of our promise to our shareholders. We focus on developing talent from within our business segments and supplement that talent with finding the right external hires to support key strategic objectives. Individual development includes annual performance reviews with development plans, access to a variety of resources, including self-help resources, and continuing education opportunities. Our employees are able to participate in training through a combination of online platforms and in-person learning. We work towards business continuity and personal leadership growth by developing our employees as individuals through targeted leadership programs, coaching, and focused experiences. Employees are able to connect with our officers through our open-door policy and directly with our CEO in small group quarterly listening sessions and have the ability to ask questions to the larger officer team during our quarterly results calls. Further, we encourage and support employees who contribute service hours to boards and nonprofit organizations in the communities where they live and work. These programs enable the Company’s employees to connect with the community, further improve the Company’s reputation locally, and instill a sense of pride in the workforce.
Embedded in our core values is a focus on our people — building community and growing our people and our business. Boise Cascade is invested in broadening our talent pipeline and fostering a respectful workplace culture that attracts and retains a talented workforce, and are committed to fostering a workplace culture where everyone feels seen, heard, and valued-one where all employees can contribute their best work to our short- and long-term financial success. This work starts at the top with our Board and our executive leadership team and provides employee engagement opportunities at all levels.
The Company has a human resources technology system that provides a simple, integrated experience for our employees, including learning management, performance management, self-service, and document management processes.
Additional information about our sustainability programs can be found by going to our website, www.bc.com, and selecting Our Company at the top dropdown menu of the page, then Sustainability. This is the Company sustainability page, which includes our CEO sustainability commitment letter. From the Company Sustainability page, you can select Environment which provides additional information on the Company’s environmental programs, including TCFD, environmental management, forest certifications, and sustainable forestry. From the Company Environment page, you can also select Our Environmental Policies at the bottom of the page, which provides links to additional policies, including our Conflict Minerals Policy, Environmental Policy, Sustainable Forestry Implementation Policy, and Wood and Forest Based Product Procurement Policy. From the Company Sustainability page, you can select Social which provides additional information on the Company’s culture, such as safety, community strengthening, and our associate experience (including employee engagement, growth, fostering a sense of community, and expanding our talent pipeline). From the Company Social page, you can also select Our Policies at the bottom of the page, which provides links to additional policies, including Bribery, Anti- Corruption, and Improper Payments,

26 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Corporate Ethics and Compliance, Equal Opportunity, Anti- Discrimination, and Anti-Harassment, Fair Labor
Practices, Human Rights Statement, and Supply Chain. The Company Privacy Policy can be viewed from our website home page (www.bc.com), or any other Company website page, by selecting Privacy Policy at the bottom of the page.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
BOARD STRUCTURE
Board Leadership Structure

NATE JORGENSEN	THOMAS CARLILE	DAVID HANNAH
Chief Executive Officer	INDEPENDENT Board Chair	INDEPENDENT Lead Independent Director
Currently, the positions of Board chair and CEO are filled separately. Our Board believes that this structure is appropriate for the Company at this time. Our current Board chair’s experience as our former CEO provides our Board with valuable insight on operational and industry issues.
Our corporate governance and nominating committee and our Board have adopted the Guidelines to serve as a flexible framework within which the Board conducts business. The corporate governance and nominating committee and Board routinely review the Guidelines, with the most recent review occurring in February 2025. Because the Board chair is a former CEO of the Company, upon his reelection to the Board, Mr. Hannah will fill the lead independent director role. Our lead independent director presides over all meetings of the independent Directors and works collaboratively with our Board chair and CEO regarding Board governance, including the Board evaluation process and establishing meeting agendas for our Board. The lead independent director’s responsibilities include:
●
Generally chairing the corporate governance and nominating committee though currently for leadership development purposes, Ms. Gowland is the chair of the corporate governance and nominating committee

●
Leading the Board’s processes for selecting and evaluating new Directors and key management positions

●
Presiding over all meetings of the Board at which the Board chair is not present

●
Serving as a liaison between the Board chair and the independent Directors

●
If requested by major shareholders, ensuring that he or she is available for consultation and direct communication

●
Approving Board and committee meeting agendas and schedules

●
Conducting executive sessions of the independent Directors

●
Overseeing the independent Directors’ annual performance evaluation of the Board chair and the CEO

●
Together with the Board chair, Directors, and the corporate governance and nominating committee, leading the Director recruitment process

●
Calling and chairing meetings of the independent Directors and meetings to retain advisors for the independent Directors

Executive Sessions and Independent Director Sessions

Our Board and our committees routinely meet in executive sessions outside the presence of management. The Board chair presides over the executive sessions of our Board meetings, and each committee chair presides over the executive sessions of each respective committee. Our lead independent director presides over the sessions of our independent Directors, who meet outside the presence of our non-independent Directors at least twice per year.
Independent Directors have direct access to members of management whenever they deem it necessary, and the Company’s executive officers

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
attend at least a portion of each regularly scheduled Board meeting. The independent Directors and all committees are also free to retain their own independent advisors, at the Company’s expense, whenever they feel it would be desirable.

2024 Meeting Attendance

During 2024, our Board met 6 times in person or by video conference. In addition to meetings of the Board, our committees met a total of 14 times. During 2025, all Directors attended at least 75% of all meetings of the Board and each committee on which he or she served.
Under the Guidelines, our Directors are expected to attend our Annual Meeting on May 1, 2025. All of our Directors attended the 2024 Annual Meeting of Shareholders.

Board Committees

Our Board has established the following three standing committees:
The composition, duties, and responsibilities of these committees are outlined in written charters adopted by our Board. Each committee charter is reviewed annually by its respective committee to ensure ongoing compliance with applicable laws and sound governance practices and reviewed periodically by outside legal counsel. Each committee enacts any recommended changes to its charter from such reviews and reports the changes to our Board.
You may view copies of our committee charters by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to select any of the committee charters.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The table below reflects the audit committee members as of March 21, 2025 and as of the May 1, 2025, upon reelection of the Director nominees to the Board at the Annual Meeting.
AUDIT COMMITTEE	All members of the audit committee are independent as defined under the applicable NYSE listing standards and in accordance with Rule 10A-3 under the Exchange Act, as determined by our Board.
2024 MEETINGS 4
COMMITTEE MEMBERS	Our Board has determined that Messrs. Cooper, McDougall, and Ms. Humphreys are audit committee financial experts, as defined in Item 407(d)(5) of Regulation S-K under the Securities Act.
Duane McDougall committee chair Steven Cooper Craig Dawson Amy Humphreys Sue Taylor

Key Responsibilities
The audit committee of our Board is responsible for matters including the following:
●
Assisting the Board in its oversight of the quality and integrity of the Company’s financial statements and accounting and financial reporting practices, and the adequacy and effectiveness of the Company’s internal controls

●
Discussing with management our overall risk assessment and risk management policies, including cybersecurity, AI, and data privacy

●
Reviewing disclosures made by our CEO and chief financial officer regarding any significant deficiencies or material weakness in the design or operation of the Company’s internal control over financial reporting and any fraud involving management or employees who have a significant role over financial reporting

●
Reviewing the scope and staffing of the independent auditor’s annual audit, discussing all matters required by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 1301, and discussing any audit problems or difficulties and management’s response

More Information
For a complete description of our audit committee’s responsibilities, you may view a copy of our audit committee charter by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to select the Audit Committee charter.
Report
The Audit Committee Report is on page 71 of this proxy statement.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The table below reflects the compensation committee members as of March 21, 2025 and as of the May 1, 2025, upon reelection of the Director nominees to the Board Annual Meeting.
COMPENSATION COMMITTEE	All members of the compensation committee are independent as defined under the applicable NYSE listing standards, and in accordance with Rule 10C-1 under the Exchange Act, as determined by our Board.
2024 MEETINGS 6
COMMITTEE MEMBERS
Key Responsibilities
The compensation committee of our Board is responsible for matters including the following:
●
Assisting our Board in discharging its responsibilities related to the compensation of our Directors, CEO and other NEOs

●
Reviewing and evaluating the Company’s overall compensation philosophy and overseeing the Company’s equity, incentive, and other compensation and benefit plans

●
Reviewing and approving employment agreements and other similar arrangements between the Company and our CEO and other NEOs

●
Preparing the compensation committee report on executive officer compensation required by the SEC for inclusion in the Company’s annual proxy statement or annual report

More Information
For a complete description of our compensation committee’s responsibilities, you may view a copy of our compensation committee charter by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to select the Compensation Committee charter.
Report
The Compensation Committee Report is on page 36 of this proxy statement.

Kristopher Matula committee chair Craig Dawson Karen Gowland Amy Humphreys Christopher McGowan Sue Taylor
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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The table below reflects the corporate governance and nominating committee members as of March 21, 2025 and as of May 1, 2025, upon reelection of the Director nominees to the Board Annual Meeting.
CORPORATE GOVERNANCE AND NOMINATING COMMITTEE	All members of the corporate governance and nominating committee are independent as defined under the applicable NYSE listing standards, as determined by our Board.
2024 MEETINGS 4
COMMITTEE MEMBERS
Key Responsibilities
The corporate governance and nominating committee of our Board is responsible for matters including the following:
●
Identifying and assessing persons qualified to become Directors, consistent with the qualification standards and criteria approved by the Board

●
Recommending to the Board a slate of Directors for election or reelection at the Annual Meeting

●
Recommending to the Board the structure and membership of Board committees

●
Recommending to the Board persons to fill Board and committee vacancies

●
Overseeing annual evaluations of the Board, committees, and individual Directors

●
Overseeing sustainability and environmental strategy and risk evaluation

●
Reviewing the Guidelines periodically

●
Making other recommendations to the Board related to corporate governance issues

More Information
For a complete description of our corporate governance and nominating committee’s responsibilities, you may view a copy of our corporate governance and nominating committee charter by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to select the Corporate Governance and Nominating Committee charter.

Karen Gowland committee chair Steven Cooper David Hannah Kristopher Matula Duane McDougall Christopher McGowan
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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Board Compensation
Employee Directors do not receive compensation for their service on our Board. Mr. Jorgensen, our CEO, was our only employee
Director during 2024. Non-employee Directors in 2024 were entitled to receive the compensation described below under “Director Fees”.

2024 Director Compensation Table

The following table presents compensation information for each of our non-employee Directors for the year ended December 31, 2024:
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Change in Pension Value/ Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)	Total ($)
Thomas Carlile	205,000	159,974	—	—	364,974
Steven Cooper	95,000	135,034	7,846	—	237,880
Craig Dawson	95,000	135,034	—	—	230,034
Karen Gowland	100,151	135,034	9,074	—	244,259
David Hannah	107,363	135,034	—	—	242,397
Mack Hogans(4)	80,838	135,034	—	—	215,872
Amy Humphreys	95,000	135,034	—	—	230,034
Kristopher Matula	112,500	135,034	15,239	—	262,773
Duane McDougall	117,500	135,034	—	—	252,534
Christopher McGowan	95,000	135,034	—	—	230,034
Sue Taylor	95,000	135,034	1,466	—	231,500

(1)
The reported cash earnings include retainers and fees and are inclusive of deferred compensation amounts for Directors participating in the Boise Cascade Directors Deferred Compensation Plan. See note (3) below.

(2)
On March 1, 2024, our Board chair, Mr. Carlile, was awarded 1,161 time-based RSUs with a grant date fair value of  $159,974. Our other Board members were awarded 980 time-based RSUs with a grant date fair value of  $135,034. The grant date fair values were computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 Compensation — Stock Compensation (FASB ASC Topic 718). The RSUs vested in a single installment on March 1, 2025. The RSUs are the only unvested stock awards held by each Director as of December 31, 2024.

(3)
We do not provide our Directors with pension benefits. The amounts reported in the third column include above- market earnings on compensation deferrals (including deferrals made in prior years).

(4)
Mr. Hogans retired from our Board effective May 5, 2024. Mr. Hogans’ cash payment was prorated for 2024, and a prorated portion of his time-based RSUs were forfeited when he retired from the Board.

Director Fees

The 2024 retainer and fee schedule for non- employee Directors is set forth herein. The Board approved the retainer and fee schedule for 2024 on the advice from FW Cook, who performed a review in 2022 of our non-employee Director compensation program on behalf of the compensation committee. This review included an analysis of non-employee Director compensation market trends, a market data comparison of our peer group (as set forth on page 38), and a market data comparison of similarly sized companies.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2024 Annual Director Fees

Annual Director Fees	($)
Cash retainer	95,000
Equity award	135,000
Lead Independent Director	30,000
Committee Chair fees:
● Audit	22,500
● Compensation	17,500
● Corporate Governance and Nominating	12,500
Board Chair fees:
● Additional cash retainer	110,000
● Additional equity award	25,000

2024 Director Restricted Stock Unit Awards

Upon the recommendation of the compensation committee, our Board approved the granting of 980 RSUs with a grant date of March 1, 2024, with a grant date fair value equal to $135,034 to each of our non-employee Directors. The Board chair received an additional 181 RSUs with a grant date fair value equal to $24,940. These 2024 RSU awards are service-conditioned awards that vested in full on March 1, 2025.

Directors Deferred Compensation Plan

We maintain a nonqualified deferred compensation plan offered to our non-employee Directors (Boise Cascade Directors Deferred Compensation Plan). The plan is an unfunded plan intended to help participants supplement their retirement income while providing them an opportunity to invest a portion of cash compensation. Under the plan, each Director who receives cash compensation for Board service may elect to defer all or a portion of cash compensation in a calendar year. Amounts deferred are credited with imputed interest at a rate equal to 130% of Moody’s Composite Average of Yields on Corporate Bonds. Participants elect the form and timing of distributions of their deferred compensation balances. Participants may receive a cash payment in a lump sum or in annual installments following their service on our Board. Ms. Gowland elected to defer cash compensation in 2024 under this plan. We do not anticipate making any changes to this plan in 2025.

Compensation Committee Interlocks and Insider Participation

During 2024, the compensation committee consisted of Mses. Gowland, Humphreys and Taylor and Messrs. Dawson, Matula, and McGowan. None of our executive officers currently serve, or in the past year served, as a member of the Board or compensation committee of any entity with one or more executive officers serving on our Board or compensation committee.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
EXECUTIVE COMPENSATION
Our Board recommends shareholders vote, on an advisory basis, FOR the approval of the resolution set forth below approving the compensation of our named executive officers.
Pursuant to Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to cast an advisory vote regarding the compensation of our NEOs. Our compensation philosophy is designed to emphasize a focus on total compensation, with a large portion of our NEOs’ pay being performance-based and considered variable, “at risk,” and aligned with shareholder interests. We seek to pay for performance so that we can recruit and retain the talented employees necessary to drive superior financial and operational results. We view our compensation program as a strategic tool that supports the successful execution of our business strategy and reinforces a performance-based culture. Our Board has agreed to hold this advisory vote on an annual basis, with the next vote following this one expected to occur at the 2026 Annual Meeting of Shareholders.
Shareholders are urged to read the Compensation Discussion and Analysis section in this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy. The compensation committee and our Board believe these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals. Our Board has determined the best way to allow shareholders to vote on our executive compensation is through the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, compensation tables, and narrative discussion in this proxy statement, is hereby APPROVED.
Shares will be voted according to shareholder instructions. If no voting instructions are provided, a broker may not vote on the matter. This proposal requires the affirmative vote of the majority of the votes of the shares present in person or by proxy at the meeting of the shareholders and entitled to vote.
Your vote is important to us. Although this advisory vote is nonbinding, the compensation committee and our Board will review the results of the vote. The compensation committee will consider our shareholders’ views and take them into account in making future determinations concerning our executive compensation.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Compensation Committee Report
The compensation committee of the Board has reviewed and discussed the following CD&A required by Item 402(b) of Regulation S-K with the Company’s management. Based on this review and discussion, the compensation committee has recommended to the Board that the CD&A be included in this proxy statement and referenced in the Company’s Annual Report for the year ended December 31, 2024.

Respectfully submitted,
THE COMPENSATION COMMITTEE
Kristopher Matula Committee Chair	Craig Dawson	Karen Gowland	David Hannah (through May 2, 2024)	Amy Humphreys	Christopher McGowan	Sue Taylor
Compensation Discussion and Analysis

CD&A CONTENTS
37	OUR NAMED EXECUTIVE OFFICERS

37	OUR COMPENSATION OBJECTIVES AND PHILOSOPHY

37	USE OF MARKET DATA TO DETERMINE AMOUNT AND ALLOCATION OF COMPENSATION

39	SUMMARY OF PAY DECISIONS AFFECTING OUR NEOS’ COMPENSATION IN 2024

39	EXECUTIVE COMPENSATION ELEMENTS

40	ROLE OF MANAGEMENT IN SETTING EXECUTIVE COMPENSATION
40	BASE SALARY

41	SHORT TERM INCENTIVE PLAN

41	2024 STIP COMPENSATION

41	PROCESS UTILIZED IN SETTING STRATEGIC STIP PERFORMANCE TARGETS
43	2024 AD HOC DISCRETIONARY BONUS AWARDS

43	LONG TERM INCENTIVE PLAN

43	LTIP COMPENSATION

45	OTHER COMPENSATION AND BENEFITS PLANS
45	BOISE CASCADE SUPPLEMENTAL PENSION PLAN
45	BOISE CASCADE COMPANY SAVINGS PLAN
45	NONQUALIFIED DEFERRED COMPENSATION PLAN

46	AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

36 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Our Named Executive Officers

This CD&A describes the 2024 compensation program for our executive officers, particularly our NEOs who are listed below. Positions below are those held with the Company as of December 31, 2024, except for Mr. Brown, who retired as Executive Vice President of Wood Products effective May 3, 2024:
Nate Jorgensen Chief Executive Officer	Kelly Hibbs Senior Vice President, Chief Financial Officer, and Treasurer	Troy Little Executive Vice President, Wood Products	Jeff Strom Executive Vice President, Building Materials Distribution	Jill Twedt Senior Vice President, General Counsel and Corporate Secretary
Our Compensation Objectives and Philosophy

1	2	3
We want to attract, retain, and incentivize the management talent we believe is essential to achieving the Company’s strategic objectives, which are to grow the Company prudently and to increase long-term shareholder value.	As a guiding philosophy, we generally target all forms of compensation at the 50th percentile of comparable market compensation data, with appropriate adjustments that take into account each officer’s position, responsibilities, performance, contributions to the Company’s success, level of experience, and other distinguishing characteristics. In some instances, and for the purpose of internal equity, we may establish similar compensation ranges for officer positions with similar scopes of responsibility and other similar characteristics even if such ranges differ from comparable positions at other companies.	We also provide at-risk, performance-based pay opportunities that comprise a significant portion of total compensation opportunity to motivate and reward our executive officers for achieving the Company’s strategic objectives.
We hold annual advisory shareholder votes on executive compensation. Our shareholders have approved our executive compensation with over an average of 97% voting in favor from 2020 through 2024. We believe the strong support demonstrates that shareholders generally view our overall pay program favorably. For 2024, the compensation committee listened to shareholder feedback and increased our officer PSU grant agreements from a
1-year performance metric to a 3-year average performance metric. This change aligns officer incentives to long term Company performance. The compensation committee and the Board intend to continue to take these advisory votes into account regarding future compensation decisions. For 2025, shareholders will again vote, on an advisory basis, on whether to approve our executive compensation as set forth in this proxy statement.

Use of Market Data to Determine Amount and Allocation of Compensation

The compensation committee believes that an important criterion for determining the aggregate value of the Company’s compensation program and the allocation of the value among the various elements of its compensation plans is market data, where available, on the amounts, allocations, and structures utilized by similarly situated peer companies for positions of comparable responsibility.
Management and the compensation committee have utilized compensation and benefits surveys to

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
ascertain market levels of aggregate compensation and the allocation of that compensation among specific compensation elements for its NEOs. Aggregate compensation and compensation for each of the major elements (base salary, target short-term incentive compensation, and target long-term incentive compensation) for the Company’s NEOs has generally been targeted at the 50th percentile of the surveyed peer group companies. However, the specific aggregate compensation (and the allocation among the elements of the total compensation) paid to any of our NEOs may be below or above the 50th percentile target levels, depending on subjective judgments made by the compensation committee based on factors such as the specific officer’s responsibilities that vary from the comparable position, historical performance in the job, tenure with the Company in the position, and other distinguishing characteristics.
Since 2011, the compensation committee has periodically retained the services of FW Cook to prepare a comprehensive analysis of the compensation packages for our NEOs and to compare the specific elements of compensation and the aggregate value with a group of peer companies recommended by FW Cook.
Our 2024 peer group remained the same as our 2023 peer group. FW Cook conducted a biannual full review of our peer group in 2023 and for 2024 conducted a confirmation review with no recommended changes to the peer group for 2024. The compensation committee agreed with the recommendation and adopted the following 2024 peer group for 2024 compensation discussions:

● American Woodmark Corporation	● GMS Inc.
● Armstrong World Industries	● JELD-WEN Holding, Inc.
● Beacon Roofing Supply, Inc.	● Louisiana Pacific Corporation
● BlueLinx Corporation	● Masonite International Corporation
● Builders FirstSource, Inc.	● Quanex Building Products Corporation
● Eagle Materials Inc.	● Simpson Manufacturing Company, Inc.
● Gibraltar Industries Corporation	● UFP Industries, Inc.
During 2024, the compensation committee reviewed the officer base salaries, Director compensation, the STIP, the LTIP, FW Cook’s fees, and the proposed peer group for 2024 compensation discussions. The compensation committee also reviewed and reapproved the Company’s compensation philosophy as it appears in this proxy statement.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Summary of Pay Decisions Affecting our NEOs’ Compensation in 2024

For 2024, our compensation committee again granted 50% of the long-term incentive grant value in RSUs and 50% in PSUs. The RSUs vest and are distributed in annual installments over a three-year period. The PSUs, however, are designed to have a three-year performance target based on ROIC with a three-year cliff vest. The achievement for PSUs is measured in three annual sub-periods; the average achievement for the three years included in the performance period will determine the achievement of the performance factor. This approach to PSUs started in 2024 based on discussions during shareholder engagement sessions and aligns with the long-term interests of shareholders. The STIP is an annual cash-based plan with performance goals based on EBITDA(1) and PRONWC (as defined below in footnote 2 in the table under the heading “Process Utilized in Setting Strategic STIP Performance Targets”).

(1)
EBITDA is defined as income before interest (interest expense and interest income), income tax provision (benefit), and depreciation and amortization and is not required by or presented in accordance with generally accepted accounting principles (GAAP) in the United States. Adjusted EBITDA further adjusts EBITDA to exclude the change in fair value of interest rate swaps. Management uses EBITDA and Adjusted EBITDA to evaluate ongoing operations and believes they are useful to investors because they enable them to perform meaningful comparisons of past and present operating results. For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measure (net income), please refer to our 2024 Annual Report, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The compensation committee also made salary adjustments for our executive officers in late 2024 to reflect the changing median pay in our peer companies and individual officer performance.
Executive Compensation Elements

The four elements of the Company’s executive compensation program are:
STIP and LTIP awards are intended to comprise a significant portion of each officer’s total compensation opportunity and are designed to motivate and reward our officers for growing the Company and maximizing long-term shareholder value. Ad hoc discretionary bonuses may be awarded occasionally for exceptional performance but are not a standard element of the Company’s executive compensation structure.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
TARGET COMPENSATION PAY MIX

Role of Management in Setting Executive Compensation

As described below, the compensation committee increased the compensation of our officers for 2024. Management did not participate in such decisions. However, the Company’s current CEO makes, and in 2024 made, recommendations to the compensation committee with respect to base salaries and performance targets for the STIP and LTIP for officers other than himself. The compensation committee makes all decisions regarding each NEO’s base salary, LTIP and STIP targets, the overall performance targets of the plans, and the potential and actual payouts under each plan.
Under the omnibus stock plan (the 2016 Omnibus Incentive Plan and as proposed to be amended and restated, the 2025 Omnibus Incentive Plan), the Company has the ability to clawback all equity awards, both time-based and performance-based, upon various events including upon misconduct related to a restatement. Additionally, awards granted under the STIP and the LTIP (both time-based and performance-based) are subject to our Executive Compensation Clawback Policy and our Misconduct Clawback Policy. Our Executive Compensation Clawback Policy requires us to recoup such awards received on or after October 2, 2023 in the event of a financial restatement due to material noncompliance with a financial reporting requirement under U.S. federal securities laws that would have resulted in lower payments based on the restated results. Our Misconduct Clawback Policy permits us to recoup such awards (i) if, as a result of a financial restatement, the award would have been lower had the financial results been properly calculated when originally reported, (ii) if an award was predicated on achieving financial results that were subsequently determined to be due to a fraudulent act by the officer or (iii) if an officer engaged in misconduct, including misconduct that results in reputational or financial harm to the Company, even if such misconduct does not result in a financial restatement. Misconduct includes an individual’s fraud or willful misconduct that results in reputational or financial harm to the Company, an individual’s material violation of law or the Company’s compliance and ethics-related policies or procedures, or an individual’s failure to appropriately supervise Company personnel. Both our Misconduct Clawback Policy (both time-based and performance-based) and our Executive Compensation Clawback Policy (performance-based only) apply to incentive-based compensation received during a three-year lookback period. Our Misconduct Clawback Policy applies to the extent not superseded by our Executive Compensation Clawback Policy.

Base Salary

Our compensation committee has historically reviewed base salaries for our NEOs on an annual basis and at the time of promotions or other changes in responsibilities. Consistent with past practice, in late 2024, the compensation committee approved general base salary increases for the NEOs to continue to move them, as determined appropriate, toward the 50th percentile based upon FW Cook’s 2024 study. The November 2024 increases in NEO salaries averaged 4.90% and were in line with

40 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
market data provided by FW Cook. The 2024 and 2024 base salaries and increases are listed below:
Name	Annual Salary Effective November 2023 ($)	Annual Salary Effective November 2024 ($)	Change %
Nate Jorgenson	1,050,000	1,100,000	4.76%
Kelly Hibbs	558,100	600,000	7.51%
Troy Little(1)	540,000	562,000	4.07%
Jeff Strom	556,800	580,000	4.17%
Jill Twedt	504,800	525,000	4.00%

(1)
Mr. Little was promoted to EVP Wood Products February 19, 2024.

Short Term Incentive Plan

The STIP is designed to recognize and reward the contributions that our NEOs and other participants make to the Company’s annual performance. Payout under the STIP is based on achievement of performance measures that are tied to the Company’s annual financial performance. We offer this plan to encourage and reward conduct that will lead to better performance of our businesses as measured by the performance criteria. Each NEO’s participation in the plan, along with the criteria for calculation of the payout, is established annually by our compensation committee and communicated to the participants in a STIP award notice. A determination of the amount payable under the plan based on actual performance is made by the compensation committee generally in February of the following year, and resulting payments or awards are then made to participants.
The actual STIP awards may be less than or greater than the target incentive amounts depending on the achievement of pre-determined financial goals and performance objectives and the exercise of the compensation committee’s discretion.
For 2024, the compensation committee set a threshold of 25% of the target award as the minimum award to be granted under the program. If performance is below this threshold, no STIP payout is earned. The compensation committee also set a maximum of 225% of the target award and approved a payout graph with a payout line whereby once the level of performance is determined the award multiplier can be determined. The dollar amount of the threshold, target, and maximum award payable to each of our NEOs is set out in the table found under “2024 Grants of Plan-Based Awards” in this section of this proxy statement.

2024 STIP Compensation

For 2024, each of our NEOs participated in the STIP. The plan provided for awards to be determined based on the extent to which the financial goals and performance objectives were met during the year, subject to the compensation committee’s discretion.
Process Utilized in Setting Strategic STIP Performance Targets
The compensation committee employs a rigorous process to review the annual budget that promotes the Company’s strategic objectives and forms the basis for establishing the STIP performance targets.
Furthermore, the compensation committee takes into account Company-specific and industry outlook for the year, historical and projected growth rates for the Company as well as peers and external expectations and guidance.
The performance metrics established by the compensation committee under our 2024 STIP were based on forecasts of 1.40 million U.S. housing starts, a primary metric in our business. In setting the STIP target in February 2024, the compensation committee evaluated forecasted earnings for 2024, and market and industry conditions including the continued decisions made by the Federal Reserve to increase interest rates to combat high

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
levels of inflation which significantly increased mortgage rates in past years. Elevated mortgage rates, when coupled with high home prices, created home affordability constraints and uncertainty broadly across the U.S. economy. As such, the compensation committee expected a deceleration in housing starts compared with actual housing starts of 1.42 million in 2023 and 1.55 million in 2022. In addition, in 2024, the Company expected continued price erosion and reduced volumes for our EWP products due to slowing economic activity and decreased demand for new residential construction. The compensation committee set the STIP target at a level intended to drive meaningful performance while balancing concerns for expected pricing and volume impacts. The annual incentive target awards, financial goals, and performance objectives required for each NEO participating in the STIP for 2024 are set forth below. Actual payouts are also shown. No discretion was exercised by the compensation committee in awarding payouts for 2024.

			Performance ($ in millions, except PRONWC)
Business Role	Financial Measure(s)	Weight % of Award Multiplier	Threshold Payout at 25%	Target Payout at 100%	Maximum Payout at 225%	Financial Goal Achievement	Award Payout Multiple
Corporate	Corporate EBITDA(1)	100.0%	250	670	990	633	0.93
Building Material Distribution (BMD)	Corporate EBITDA	25.0%	250	670	990	633	0.93
	BMD EBITDA	37.5%	145	335	490	353	1.15
	BMD PRONWC(2)	37.5%	30.0%	55.0%	80.0%	55.7%	1.04
Wood Products (WP)	Corporate EBITDA	25.0%	250	670	990	633	0.93
	WP EBITDA	75.0%	145	380	545	325	0.82
Name	Business Role	Actual Base Earnings(3) ($)	Target Award % of Earnings	Award Payout Multiple	STIP Payout ($)
Nate Jorgensen	Corporate	1,056,731	120%	0.93	1,179,312
Kelly Hibbs	Corporate	563,740	80%	0.93	419,423
Troy Little(4)	WP	513,731	80%	0.85	340,755
Jeff Strom	BMD	559,923	80%	1.05	470,335
Jill Twedt	Corporate	507,519	70%	0.93	330,395

(1)
Corporate EBITDA shown is based on the financial performance of Adjusted EBITDA, which reflects normal recurring adjustments made, such as the change in fair value of interest rate swaps, as disclosed in our tie-out of Adjusted EBITDA. The calculation of EBITDA and Adjusted EBITDA is described on page 39 of the proxy statement.

(2)
Pre-tax Return on Net Working Capital (PRONWC) is calculated based on GAAP amounts by dividing BMD’s net operating income by the average net working capital reported as of each month-end during a 13-month period running from December 2023 through December 2024. The compensation committee includes PRONWC as a portion of Mr. Strom’s performance criteria because it reflects BMD’s control of working capital, which is a critical financial measure in our distribution business.

(3)
The STIP target award is applied to the actual base salary earnings for the year and not base salary at year-end.

(4)
Mr. Little’s STIP award is calculated from both his previous role and current role actual base earnings and target award percent of earnings.

42 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2024 Ad Hoc Discretionary Bonus Awards

From time to time, the compensation committee may elect to grant a discretionary bonus to one or more of the NEOs or to other employees to recognize and reward exemplary performance providing value to the Company beyond what is recognized by the structure of the STIP. A formal plan does not govern these bonus payments, and no NEO has any contractual entitlement or expectation of any such payment. The amount and timing of the grant of any such bonus to NEOs are determined by the compensation committee at its sole discretion. No such bonuses were awarded in 2024 to the NEOs.

Long Term Incentive Plan

We make grants of RSUs and PSUs under our long-term equity-based award agreements (LTIP) under the 2016 Omnibus Incentive Plan which provides for grants of stock options, stock appreciation rights (SARs), restricted stock, other stock- based awards, other cash-based compensation, and performance awards. The purpose of the LTIP is to provide incentives that will attract, retain, and motivate high-performing officers, Directors, employees, and consultants by providing them a proprietary interest in our long-term success or compensation based on their performance in fulfilling their responsibilities to our Company. The LTIP is administered by our compensation committee.
Awards granted under the LTIP are subject to our recoupment policies.

2024 LTIP Compensation

In February 2024, the compensation committee approved equity grants under the 2016 Omnibus Incentive Plan to our NEOs. The amount and structure of the grants were based on the recommendations FW Cook made as a result of the study they conducted on behalf of the compensation committee. Officer participants received two types of equity grants: RSUs and PSUs. The compensation committee set a dollar amount for each participant to calculate the target RSU and PSU grants on the day of the award after market close. Half of the value of the target award was granted in RSUs. The other half of the target award was granted in PSUs.
The RSUs awarded in 2024 vest over a three-year period with one-third vesting on March 1 of each of
2025, 2026, and 2027 with share distribution the following trading day. The PSUs awarded at target are adjusted by a performance factor determined by the performance objectives described below and may be further adjusted at the discretion of the compensation committee. The performance-adjusted PSUs granted in 2024 vest in a single installment on March 1, 2027, with share distribution the following trading day. Vesting of PSUs and RSUs is subject to an officer’s continued employment with the Company, with certain limited exceptions described below.
The 2024 LTIP awards were based on a closing market value on March 1, 2024 of  $137.79 and are as follows:

Financial Goal PSUs	Threshold 50% of PSUs	Target 100% of PSUs	Maximum 200% of PSUs
Corporate ROIC(1)	7.5%	12.5%	24.0%
Name	LTIP Target Award Value ($)	50% of Target Award Value RSUs (#)	50% of Target Award Value PSUs (#)
Nate Jorgensen	5,000,000	18,144	18,144
Kelly Hibbs	1,000,000	3,629	3,629
Troy Little	1,000,000	3,629	3,629
Jeff Strom	1,000,000	3,629	3,629
Jill Twedt	690,000	2,504	2,504

(1)
ROIC is calculated as described on page 9 of this proxy statement.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
The compensation committee chose ROIC as the performance metric in the LTIP to differentiate from the EBITDA measure used in the STIP because it believed ROIC would put a focus on short-term and long-term investments and reinforce the importance of shareholder returns. If the average ROIC achieved over the three-year performance period is below threshold as shown above, no PSUs are earned. At threshold performance, 50% of the target PSUs are earned, and at maximum performance, 200% of the target PSUs are earned. The compensation committee approved a payout scale such that when results fall between the threshold and maximum reference points, interpolation is used to determine the actual PSUs to be awarded. Achievement is measured in annual sub-periods based on ROIC for 2024, 2025, and 2026. The average achievement for the three years included in the performance period will determine the number of earned PSU’s.
In 2024 the PSUs awarded are earned based on a three-year ROIC performance established by the compensation committee and are subject to a three-year cliff vest. The increase from a 1-year performance period to a 3-year performance period was approved by the compensation committee in 2024 in response to shareholder feedback, and to better align with our peers and increase focus on creating long-term value for the company. Based on the market conditions and the nature of the products we manufacture and distribute, the committee supports the change to the plan design and believes a 3-year performance period better aligns management with the long-term interests of our shareholders.
Vesting of LTIP awards is subject to an NEO’s continued employment through the vesting date, except in certain limited circumstances. If an NEO dies or becomes disabled,
(i)
all unvested RSUs become vested and

(ii)
all earned PSUs for which the performance metric has been satisfied become vested at that amount.

In the event the performance year applicable to the PSUs has not elapsed at the time of such death or disability, the PSUs will vest based on actual achievement of the performance metric. In the event of an NEO’s eligible retirement,
(i)
unvested RSUs become vested as to 1/3 of the

award, multiplied by a pro rata portion based on the number of full calendar months that has elapsed during the then 12-month vesting period prior to retirement, divided by 12, and
(ii)
earned PSUs become vested as to a pro rata portion based on the number of full calendar months that has elapsed during the vesting period prior to retirement, divided by 36.

Payout occurs on the normally scheduled payout date for the PSU awards, and upon retirement for the pro rata RSU awards. For purposes of LTIP vesting, the definition of retirement was updated to mean the NEO’s termination on the earlier of: the calendar year in which the NEO attains age 62 and completion of at least 10 years of employment with the Company and its predecessors, or age 65 and completion of at least five years of employment with the Company. This definition applies to LTIP awards granted on or after March 1, 2024. For all outstanding awards granted prior to this date, the definition of retirement remains unchanged as described in the applicable grant agreement. In 2024, an additional circumstance was added to the LTIP grant agreement. In the event an NEO continues to serve as or is appointed as a member of the Company’s Board immediately following termination,
(i)
unvested RSUs shall continue to vest and become payable as if the NEO remained employed by the Company for as long as the NEO continues to serve as a member of the Company’s Board, and

(ii)
unvested PSUs shall continue to vest and become payable as if the NEO remained employed by the Company for as long as the NEO continues to serve as a member of the Company’s Board. This provision applies to LTIP awards granted on or after March 1, 2024.

In the event of a change in control in which the LTIP awards are not replaced by an equivalent award,
(i)
RSUs become vested, and

(ii)
unearned PSUs become vested at target and PSUs for which the performance metric has been satisfied and, therefore, are subject to time-vesting, become vested.

44 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Other Compensation and Benefit Plans

The Company’s NEOs receive additional compensation under a few other compensation and benefit plans, as further described below. These plans and benefits, except those that are frozen or closed to new entrants, are provided to create an aggregate compensation and benefits package that is competitive in the marketplace, thereby helping us to attract and retain the management talent needed to achieve the Company’s strategic objectives.
Boise Cascade Supplemental Pension Plan
On December 31, 2009, the compensation committee froze our nonqualified Boise Cascade Supplemental Pension Plan (SUPP) in which Messrs. Hibbs and Little participated. The benefits accrued will be paid from the Company’s general assets. The aggregate, present value of the pension benefits as of December 31, 2024, for each of our NEOs who are participants in the SUPP are disclosed in the table found under the heading “2024 Supplemental Pension Benefits” following this CD&A.
Boise Cascade Company Savings Plan
The Company maintains a 401(k) defined- contribution savings plan for all of its U.S. salaried employees, including its NEOs. Under the plan, eligible employees electing to participate may contribute up to 50% of their pretax income, subject to Internal Revenue Service (IRS) rules limiting an individual’s total contributions and the application of IRS tests designed to ensure that the plan does not discriminate in favor of highly compensated employees.
Since January 2013, the Company has provided a contribution to each salaried employee’s 401(k) account for each pay period in an amount equal to 4% of the employee’s eligible wages (base salary and short-term incentive compensation) for the period. If the Company’s EBITDA meets or exceeds targets specified by the compensation committee and the Board, the Company is able to make additional discretionary contributions in an amount up to 2%, 3%, or 4% of the employee’s wages, depending on the affected employee’s number of years of service. For 2024, the compensation committee and the Board set an Adjusted EBITDA minimum performance threshold of  $200 million and maximum of  $450 million. The Company approved a payout scale so that when performance falls between the threshold and maximum levels linear interpolation is used to determine the actual award. Amounts in excess of IRS annual limitations on the amount of income on which Company contributions may be made to qualified defined contribution retirement plans are paid to participants as taxable cash compensation and/or credited to the participant’s deferred compensation account. In 2024, the Company’s Adjusted EBITDA performance was $633 million. All of our NEOs participate in the plan.
Amounts deferred under this plan by the NEOs are included in the salary disclosure in the “Summary Compensation Table,” and amounts contributed by the Company to the account of an NEO under the plan are included in the “All Other Compensation” column in the “Summary Compensation Table.”
Nonqualified Deferred Compensation Plan
Under the Boise Cascade Company Deferred Compensation Plan, participating employees irrevocably elect each year to defer receipt of a portion of their base salary and incentive compensation. A participant’s account is credited with an amount equal to what the Company’s 401(k) contribution would have been if the money had not been deferred under the 401(k) plan rather than the deferred compensation plan and with imputed interest at a rate equal to 130% of Moody’s Composite Average of Yields on Corporate Bonds. Participants may receive payment of their deferred compensation plan balance in a lump sum or installments over a specified period of years following the termination of their employment with the Company or can elect distributions of in- service account deferrals prior to termination, as specified in the plan. Amounts deferred under this plan in any relevant year or contributed to the account under the plan by any of our NEOs are disclosed in the “2024 Nonqualified Deferred Compensation” table.

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Agreements with Named Executive Officers

The Company does not have employment agreements with any of its NEOs other than the severance agreements described in this section.
In 2022, the Company entered into new severance agreements with each of the NEOs to maintain operating continuity in the event of a change of control. The severance agreements generally are effective until January 31st of the following year, except that if the Company does not give notice of non-extension 60 days prior to expiration, the term of each severance agreement will be automatically extended for an additional year.
The severance agreements for the NEOs provide that in the event of a “qualifying termination” (meaning any termination with the exception of a termination (i) by the Company for cause or disability; (ii) by the NEO other than for good reason (as described in the severance agreement); or (iii) as a result of the NEO’s death), the NEO will be entitled to receive (a) their full base salary through the date of termination, a STIP payment for the year of termination based on the plan’s actual payout for the year and pro-rated to reflect the portion of the year expired prior to termination, and all other compensation to which he or she is then entitled; (b) a lump-sum severance payment equal to two times the sum of  (i) the NEO’s annual base salary plus (ii) target STIP for the year in which the termination occurs; (c) a lump-sum amount equal to the value of such NEO’s unused and accrued time off, less any advanced time off, in accordance with the applicable time-off policy in effect on the termination date; and (d) a lump sum payment equal to 18 times the monthly Company-paid premium amount for all life, disability, accident, and healthcare plans, programs, or arrangements.
In the event of a change in control, the agreements require a second trigger of a qualifying termination from employment before benefits are payable.
The severance agreements provide that in the event of a non-qualifying termination, the NEO will be entitled to receive their full base salary through the date of termination, plus all other compensation to which they are then entitled. In the event of a failure to perform duties as a result of incapacity due to physical or mental illness or injury, the NEO will be entitled to continue to receive the full base salary until such time as employment is terminated due to disability. No severance payments or continuation of healthcare benefits beyond the date of termination are provided for under such circumstances.
In consideration of the severance payments described above, each severance agreement contains confidentiality, non-solicitation, and non- disparagement provisions, and a general release of all claims against the Company and its affiliates, as a condition of payment of benefits under the severance agreement.

46 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2024 Summary Compensation Table

The following table presents compensation information for our NEOs for 2024, 2023 and 2022:
Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2)(7) ($)	Non-equity Incentive Plan Compensation(3) ($)	Change in Pension Value/ Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Nate Jorgensen Chief Executive Officer & Director	2024	1,056,731	5,000,124	1,179,312	18,736	254,246	7,509,149
	2023	1,007,692	3,700,003	2,720,769	13,955	234,321	7,676,740
	2022	936,538	2,799,958	2,317,933	7,151	215,435	6,277,015
Kelly Hibbs SVP, Chief Financial Officer, and Treasurer	2024	563,740	1,000,080	419,423	22,968	121,946	2,128,158
	2023	523,154	879,936	941,677	24,000	112,757	2,481,524
	2022	477,031	850,030	804,989	26,007	87,682	2,245,739
Troy Little(6) EVP, Wood Products	2024	513,731	1,000,080	340,755	11,716	62,914	1,929,196
Jeff Strom EVP, Building Materials Distribution	2024	559,923	1,000,080	470,335	13,965	111,533	2,155,836
	2023	510,092	879,936	881,440	11,730	109,826	2,393,025
	2022	470,123	850,030	846,222	9,793	96,747	2,272,915
Jill Twedt SVP, General Counsel and Corporate Secretary	2024	507,519	690,052	330,395	11,870	98,136	1,637,973
	2023	486,438	629,932	766,141	10,218	84,789	1,977,519
	2022	449,570	600,002	556,343	7,295	82,806	1,696,016

(1)
Includes amounts deferred under our savings plan and our deferred compensation plan. See “Boise Cascade Company Savings Plan” and “Non-qualified Deferred Compensation Plan” in the “CD&A” in this proxy statement.

(2)
Includes the total grant date fair value of the target RSU and PSU awards granted in 2022, 2023, and 2024 computed in accordance with FASB ASC Topic 718. The grant date fair value of the 2022 RSU awards is $79.83, for the 2023 RSU awards is $69.33, and for the 2024 RSU awards is $137.79. The 2022 PSUs were granted by the compensation committee at 1.52 times target with a grant date fair value of  $79.83 per share. The 2022 PSU grant, adjusted for performance level achievement, was as follows: Mr. Jorgensen — $2,127,948; Mr. Hibbs — $645,984; Mr. Brown — $645,984; Mr. Strom — $645,984; and Ms. Twedt $455,989. The 2023 PSUs were granted by the compensation committee at 2.00 times target with a grant date fair value of  $69.33 per share. The 2023 PSU grant, adjusted for performance level achievement, was as follows: Mr. Jorgensen — $3,700,003; Mr. Hibbs — $879,936; Mr. Brown — $879,936; Mr. Strom — $879,936; and Ms. Twedt $629,932. For more information on the 2024 PSUs see footnote 7.

(3)
Represents total payment of awards under our STIP for each year reported. The specific financial goals and performance objectives at corporate and business unit levels of the STIP for 2024 are described under “Short Term Incentive Plan” in the “CD&A” in this proxy statement. The amounts reported in this column include amounts deferred under our savings plan and our deferred compensation plan.

(4)
Amounts disclosed in this column reflect the above-market portion of the interest earned on deferred compensation for our NEOs. Pension benefits for officers have been frozen since December 31, 2009, and no additional benefits are being earned.

For more information concerning the pension plans and deferred compensation plans in which our NEOs participate, see “Boise Cascade Supplemental Pension Plan” and “Nonqualified Deferred Compensation Plan” under “Other Compensation and Benefit Plans” in the CD&A in this proxy statement.
Boise Cascade Company   2025 Proxy Statement | 47

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
(5)
Amounts disclosed in this column include the following:

Officer	Year	Company Contributions to Savings Plans(a) ($)	Company-Paid Portion of Executive Officer Life Insurance(b) ($)	Other ($)	Total ($)
Nate Jorgensen	2024	252,181	2,065	—	254,246
Kelly Hibbs	2024	120,434	1,513	—	121,946
Troy Little	2024	61,402	1,513	—	62,914
Jeff Strom	2024	110,020	1,513	—	111,533
Jill Twedt	2024	97,296	841	—	98,136

(a)
See “Boise Cascade Company Savings Plan” and “Nonqualified Deferred Compensation Plan” under “Other Compensation and Benefit Plans” in the CD&A in this proxy statement for a description of these plans. Amounts included in the contributions reported in this column that exceeded IRS annual limitations on Company contributions to qualified defined contribution retirement plans were paid to the NEO as taxable cash compensation.

(b)
See “Agreements with Named Executive Officers” in the CD&A in this proxy statement for a description of the Company-paid life insurance plans under which these costs were incurred.

(6)
Mr. Little became an NEO in 2024.

(7)
The 2024 PSUs are based on a three-year performance period with the average performance of the three years determining the overall performance multiplier for 2024. The following table shows a maximum possible performance metric of 1.8 times target for 2024 based on an actual performance of 1.4 times target in 2024, and 2.0 times target in 2025 and 2026.

Officer	Year	Maximum Performance Mulitplier	Maximum 2024 PSUs	Total Value Based on Grant Date Fair Value of $137.79 ($)
Nate Jorgensen	2024	1.8	32,659	4,500,111
Kelly Hibbs	2024	1.8	6,532	900,072
Troy Little	2024	1.8	6,532	900,072
Jeff Strom	2024	1.8	6,532	900,072
Jill Twedt	2024	1.8	4,507	621,047
48 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2024 Grants of Plan-Based Awards

The following table presents information concerning each grant of a non-equity and equity award made to our NEOs in 2024 under our STIP and LTIP.
Name	Award	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payout Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards(3) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Nate Jorgensen	Non-Equity Award(1)		317,019	1,268,077	2,853,173
	Equity Award – PSUs(2)	3/1/2024				9,072	18,144	36,288		2,500,062
	Equity Award – RSUs	3/1/2024							18,144	2,500,062
Kelly Hibbs	Non-Equity Award(1)		112,748	450,992	1,014,732
	Equity Award – PSUs(2)	3/1/2024				1,815	3,629	7,258		500,040
	Equity Award – RSUs	3/1/2024							3,629	500,040
Troy Little	Non-Equity Award(1)		100,222	400,888	901,998
	Equity Award – PSUs(2)	3/1/2024				1,815	3,629	7,258		500,040
	Equity Award – RSUs	3/1/2024							3,629	500,040
Jeff Strom	Non-Equity Award(1)		111,985	447,938	1,007,861
	Equity Award – PSUs(2)	3/1/2024				1,815	3,629	7,258		500,040
	Equity Award – RSUs	3/1/2024							3,629	500,040
Jill Twedt	Non-Equity Award(1)		88,816	355,263	799,342
	Equity Award – PSUs(2)	3/1/2024				1,252	2,504	5,008		345,026
	Equity Award – RSUs	3/1/2024							2,504	345,026

(1)
Reflects the potential threshold, target, and maximum incentive awards for the NEOs for 2024 under our STIP as described above in “Short Term Incentive Plan” in the CD&A in this proxy statement. The NEOs’ actual incentive awards earned in 2024 are disclosed in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.” All awards earned under this plan were paid in February 2025 calculated based on the actual salary earned in 2024.

(2)
Reflects the potential threshold, target, and maximum incentive awards for the NEOS for 2024 PSUs under the 2016 Omnibus Incentive Plan. The 2024 PSUs will be earned and vested on March 1, 2027. For further information on the terms of these incentive awards, refer to “LTIP Compensation” in the CD&A in this proxy statement.

(3)
The values listed in this column represent the accounting grant date fair value of the target RSUs and the target PSUs (at $137.79 per share) at the time of award.

Boise Cascade Company   2025 Proxy Statement | 49

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2024 Outstanding Equity Awards at Fiscal Year-End

The following table presents information concerning the 2024, 2023, and 2022 awards made to our NEOs under the LTIP that had not vested as of December 31, 2024.
		Stock Awards
Name	Type of Award	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(5) ($)	Unearned Shares or Units of Stock That Have Not Vested (#)	Market Value of Unearned Shares or Units of Stock That Have Not Vested(6) ($)
Nate Jorgensen	2024 Officer PSU(1)			32,659	3,881,849
	2024 Officer RSU(2)	18,144	2,156,596
	2023 Officer PSU(3)	53,368	6,343,320
	2023 Officer RSU(2)	17,789	2,114,401
	2022 Officer PSU(3)	26,656	3,168,332
	2022 Officer RSU(2)	5,845	694,737
Kelly Hibbs	2024 Officer PSU(1)			6,532	776,394
	2024 Officer RSU(2)	3,629	431,343
	2023 Officer PSU(3)	12,692	1,508,571
	2023 Officer RSU(2)	4,230	502,778
	2022 Officer PSU(3)	8,092	961,815
	2022 Officer RSU(2)	1,774	210,858
Troy Little	2024 Officer PSU(1)			6,532	776,394
	2024 Officer RSU(2)	3,629	431,343
	2023 Officer PSU(3)	4,472	531,542
	2023 Officer RSU(2)	1,490	177,101
	2022 Officer RSU(2)	389	46,237
	2022 Non-Officer PSU(4)	376	44,691
	2022 Non-Officer RSU(4)	188	22,346
Jeff Strom	2024 Officer PSU(1)			6,532	776,394
	2024 Officer RSU(2)	3,629	431,343
	2023 Officer PSU(3)	12,692	1,508,571
	2023 Officer RSU(2)	4,230	502,778
	2022 Officer PSU(3)	8,092	961,815
	2022 Officer RSU(2)	1,774	210,858
Jill Twedt	2024 Officer PSU(1)			4,507	535,702
	2024 Officer RSU(2)	2,504	297,625
	2023 Officer PSU(3)	9,086	1,079,962
	2023 Officer RSU(2)	3,028	359,908
	2022 Officer PSU(3)	5,712	678,928
	2022 Officer RSU(2)	1,252	148,813

(1)
On March 1, 2024, our compensation committee awarded our NEOs the 2024 PSUs listed herein which are subject to a three-year performance period and will vest and distribute on March 1, 2027. The 2024 PSUs are calculated using a maximum possible performance multiplier of 1.8 times target. The calculation is based on an actual performance of 1.4 times target in 2024, and 2.0 times target in 2025 and 2026.

(2)
On March 1, 2024, our compensation committee awarded our NEOs the 2024 RSUs listed herein. One-third vested on March 1, 2025, the second third vests on March 1, 2026, and the final one-third will vest on March 1, 2027. On March 1, 2023, our compensation committee awarded our NEOs the 2023 RSUs listed herein. One

50 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
third vested on March 1, 2024, the second third vested on March 1, 2025, and the final third will vest on March 1, 2026. On March 1, 2022, our compensation committee awarded our NEOs the 2022 RSUs listed herein. One-third vested on March 1, 2023, one-third vested on March 1, 2024, and the final one-third vested on March 1, 2025.
(3)
On February 17, 2022, our compensation committee awarded our NEOs the 2022 PSUs listed herein which represent the actual amounts earned at 1.52 times target and include the unvested portion of these awards as of December 31, 2024. The 2022 PSUs vested and were distributed on March 1, 2025. On February 15, 2023, our compensation committee awarded our NEOs the 2023 PSUs listed herein which represent the actual amounts earned at 2.0 times target and include the unvested portion of these awards as of December 31, 2024. The 2023 PSUs will vest and distribute on March 1, 2026.

(4)
Mr. Little received both Non-Officer and Officer RSUs in 2022 due to the timing of his promotion to Vice President, Finance & Commodity Sales. Both Non-Officer and Officer RSU’s will vest on March 1, 2025. Mr. Little received non-Officer PSUs due to the timing of his promotion. The non-Officer PSU which represent the actual amounts earned at 2.0 times target and will vest on March 1, 2025.

(5)
Market value based on the closing price for Boise Cascade Company stock on December 31, 2024, of  $118.86 per share.

(6)
The market value of unearned units for the 2024 award was calculated using the closing price for Boise Cascade Company stock on December 31, 2024, of  $118.86.

2024 Option Exercises and Stock Vested

The following table reflects the number of stock awards vested in 2024:
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Nate Jorgensen	—	—	64,009	8,819,800
Kelly Hibbs	—	—	10,439	1,438,390
Troy Little	—	—	2,462	339,239
Jeff Strom	—	—	17,237	2,375,086
Jill Twedt	—	—	11,665	1,607,320

(1)
Calculated using closing price of our common stock on the NYSE on vest date of March 1, 2024 ($137.79).

2024 Supplemental Pension Benefits

Pension benefits for officers are frozen, and no additional benefits are being earned. The following table reflects the present value of accumulated benefits payable, including the number of years of service credited to each of the officers who are participants in the SUPP under our defined benefit pension plans. For more information concerning our pension plans, see “Boise Cascade Supplemental Pension Plan” in the CD&A in this proxy statement.

Officer	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year(3) ($)
Kelly Hibbs	SUPP	14	12,090	—
Troy Little	SUPP	19	14,089	—

(1)
These values were calculated using a 5.20% discount rate and the Pri-2012 mortality tables projected forward using MP-2021 on a generational basis.

Boise Cascade Company   2025 Proxy Statement | 51

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
2024 Nonqualified Deferred Compensation

Earnings on contributions and preexisting plan balances continued to accrue during 2024 in accordance with the terms of the deferred compensation plan. No withdrawals or distributions were made from the plan by any of our NEOs during 2024. Contributions to the deferred compensation plan received from the Company included a 4% base contribution and applicable discretionary contribution to simulate the base contribution and discretionary contribution to eligible participants in the 401(k) plan. Aggregate earnings and year-end plan balances for each of the NEOs who participate in the plan are disclosed in the table below:

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE(4) ($)
Nate Jorgensen	408,115	26,755	79,479	—	1,280,409
Kelly Hibbs	—	—	86,927	—	1,320,856
Troy Little	248,274	16,297	49,139	—	820,916
Jeff Strom	199,407	14,817	59,126	—	958,917
Jill Twedt	191,049	13,899	50,036	—	822,536

(1)
Amount included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table” based on the participant’s election for each deferral source.

(2)
Amounts included in the “All Other Compensation” column of the “Summary Compensation Table.”

(3)
The above-market portion of the interest earned is included in the “Change in Pension Value/Nonqualified Deferred Compensation Earnings” column of the “Summary Compensation Table.”

(4)
The amounts reported in this column (with the exception of any amounts that are not above-market earnings) have been reported for applicable years in the “Summary Compensation Table.”

Potential Payments upon Termination or Change in Control

The following table reflects an estimate of the compensation the Company would have been required to pay to each of its NEOs under the compensation plans, contracts, agreements, and arrangements between each such individual and the Company for:
●
Voluntary termination with good reason or involuntary termination by the Company without cause;

●
A change in control without adoption of a replacement plan or assumption of the existing obligations under plans;

●
Death or disability; or

●
Retirement, as applicable.

The amounts shown assume that such termination or change in control was effective as of December 31, 2024. The actual amounts the Company would have been required to pay on other dates may be determined only at the time of separation from the Company or the change in control and will accordingly vary from those disclosed here, which are based on a hypothetical December 31, 2024 termination. The amounts disclosed here do not include amounts earned by the NEO through that time as base salary, any bonuses approved by the compensation committee prior to that date, and payments earned prior to that date, such as 2024 awards earned pursuant to our STIP, because neither their amount nor the timing of the payment is affected by the fact or the nature of the termination of employment. In addition, the disclosure does not include amounts payable pursuant to the 401(k), deferred compensation, or pension plans, which are disclosed elsewhere in the CD&A in this proxy statement, and accompanying tables.
The availability of severance payments and continued healthcare and insurance benefits beyond termination of employment is contractually conditioned for each of our NEOs on their provision to the Company of a release of claims arising from their employment and the termination thereof and their performance of contractual confidentiality, non-solicitation, and non-disparagement obligations contained in their severance

52 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
agreements with the Company, as well as payment of applicable contributions for healthcare and insurance benefits. The payments described in the tables and textual materials that follow are provided by severance agreements and the terms of the
LTIP. For a description of these contractual arrangements, see “LTIP Compensation” and “Agreements with Named Executive Officers” in the CD&A in this proxy statement.

Name	Benefit	Qualified Termination(1) ($)	Change in Control(2) ($)	Death or Disability(3) ($)
Nate Jorgensen	● Base Salary (2x annual base salary)	2,200,000	—	—
	● STIP (2x target)	2,640,000	—	—
	● LTIP	—	16,633,982	18,359,234
	● Insurance – healthcare, life, disability, and accident (18 months)	33,717	—	—
	TOTAL	4,873,717	16,633,982	18,359,234
Kelly Hibbs	● Base Salary (2x annual base salary)	1,200,000	—	—
	● STIP (2x target)	960,000	—	—
	● LTIP	—	4,046,708	4,391,758
	● Insurance – healthcare, life, disability, and accident (18 months)	33,735	—	—
	TOTAL	2,193,735	4,046,708	4,391,758
Troy Little	● Base Salary (2x annual base salary)	1,124,000	—	—
	● STIP (2x target)	899,200	—	—
	● LTIP	—	1,684,603	2,029,653
	● Insurance – healthcare, life, disability, and accident (18 months)	13,487	—	—
	TOTAL	2,036,687	1,684,603	2,029,653
Jeff Strom	● Base Salary (2x annual base salary)	1,160,000	—	—
	● STIP (2x target)	928,000	—	—
	● LTIP	—	4,046,708	4,391,758
	● Insurance – healthcare, life, disability, and accident (18 months)	33,735	—	—
	TOTAL	2,121,735	4,046,708	4,391,758
Jill Twedt	● Base Salary (2x annual base salary)	1,050,000	—	—
	● STIP (2x target)	735,000	—	—
	● LTIP	—	2,862,862	3,100,939
	● Insurance – healthcare, life, disability, and accident (18 months)	32,727	—	—
	TOTAL	1,817,727	2,862,862	3,100,939

(1)
A Qualified Termination includes voluntary termination with good reason and involuntary termination without cause. The benefits are payable pursuant to the severance agreement with each NEO as described under “Agreements with Named Executive Officer” in the CD&A in this proxy statement.

(2)
In the event of a change in control in which LTIP awards are not replaced by equivalent awards, the time-based LTIP awards vest immediately in full. The unearned portion of the 2024 PSUs have been calculated with a performance factor of 1.0 times target.

(3)
In the event of death or disability, the time-based LTIP awards vest immediately in full. The value represents the aggregate market value of the unvested and unearned awards presented under the “2024 Outstanding Equity Awards at Fiscal Year-End” Table. The unearned portion of the 2024 PSUs have been calculated with a performance factor of 1.8 times target. The performance metric is based on actual 2024 performance of 1.4 times target and assuming 2.0 times target for 2025 and 2026.

Boise Cascade Company   2025 Proxy Statement | 53

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd Frank) and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the CEO total compensation of Nate Jorgensen.
For 2024, our last completed fiscal year:
●
The annual total compensation of our median employee (excluding our CEO and our employees in Canada) was $65,533; and

●
The total compensation of our CEO was $7,509,149 based on the 2024 amounts reflected in the “Summary Compensation Table”.

Based on this information, we estimate that the annual total compensation of our CEO was approximately 114.6 times that of our median employee in 2024.
We identified our median employee by preparing a list of all our employees (excluding our CEO and our employees in Canada) as of December 31, 2024. We then collected the information necessary to calculate Medicare taxable income for the year ended December 31, 2024, as will be reported to the IRS on Form W-2 for the employees included in such list.
We did not include our employees in Canada in determining our median employee, as they accounted for less than 5% of our total employee population as of December 31, 2024. As of December 31, 2024, we had a total of 7,532 employees, comprised of 7,436 U.S.-based employees, and 96 employees in Canada.
Location	# of Employees	% of Total	Total # of Employees
U.S.	7,436	98.7%	7,532
Canada	96	1.3%
The pay ratio included above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and the methodology described above. The SEC rules for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

54 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Pay Versus Performance Disclosure
In accordance with rules adopted by the SEC pursuant to Dodd Frank, the following disclosure relates to executive compensation and Company performance for the fiscal years listed below. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the fiscal years shown.

Pay Versus Performance

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1)(3)(4) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2)(3)(4) ($)	Total Shareholder Return ($)	Peer Group Total Shareholder Return (2024 Peer Group)(5) ($)	Net Income ($ in thousands)	Company Selected Measure: Company EBITDA(6) ($ in thousands)
2024	7,509,149	8,900,285	1,962,791	2,200,384	447.36	225.97	376,354	632,838
2023(5)	7,676,740	22,125,998	2,351,205	5,726,467	466.08	200.45	483,656	756,697
2022	6,277,015	7,115,922	2,133,251	2,349,538	225.54	132.74	857,117	1,257,564
2021	5,398,488	10,758,126	1,393,955	2,774,885	222.15	158.74	710,330	1,052,470
2020	5,033,970	7,581,576	1,741,787	2,496,593	137.01	127.17	247,623	435,555

(1)
Mr. Jorgensen was the CEO (PEO) for all five fiscal years.

(2)
The Non-PEO NEOs for whom the average compensation is presented in this table are for fiscal 2024, Messrs. Hibbs, Little, and Strom, and Ms. Twedt; for fiscal 2023 and 2022,, Messrs. Hibbs, Brown, and Strom, and Ms. Twedt; for fiscal 2021, Messrs. Hibbs, Rancourt, Brown, and Strom and Ms. Twedt, and for fiscal 2020, Messrs. Corrick, Rancourt, Brown, and Stokes, and Ms. Twedt.

(3)
The amounts shown in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the PEO and the Non-PEO NEOs. These amounts reflect the “Total” column of the “Summary Compensation Table” for the applicable fiscal year with certain adjustments as described in footnote 4.

(4)
“Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns reflects the deductions and adjustments of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the “Deduction to Stock Awards” column below are the amounts from the “Stock Awards” column set forth in the “Summary Compensation Table”. Amounts in the “Deduction to Change in Pension Value” column below reflect the change in pension value included in the “Change in Pension Value/Nonqualified Deferred Compensation Earnings” column reported in the “Summary Compensation Table”. Amounts in the “Adjustment to Pension Service Cost” column below are based on the service cost for services rendered during the listed year.

(5)
The peer group used for this total shareholder return (TSR) calculation is comprised of the S&P 600 Building Products Index. This is the same peer group as reported in the Company’s Form 10-K for 2024. The peer group TSR is weighted according to the index’s stock market capitalization on December 31, 2019. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the index, respectively, and assumes dividends were reinvested in the Company’s stock. Historical stock performance is not necessarily indicative of future stock performance. Beginning in 2023, the Company transitioned to the S&P 600 Building Products Index as the peer group for the TSR calculation. This change in peer group was to better reflect the industry in which we compete, as the S&P 600 Building Products Index represents small capitalization building products industry performance.

(6)
EBITDA is calculated as set forth on page 39 of the proxy statement.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Compensation Actually Paid

Compensation Actually Paid reflects the exclusions and inclusions for the PEO and the Non-PEO NEOs set forth below.
Year	Summary Compensation Table Total for PEO ($)	Deduction to Change in Pension Value ($)	Deduction to Stock Awards ($)	Adjustment to Pension Service Cost ($)	Adjustment to Equity Values ($)	Compensation Actually Paid to PEO ($)
2024	7,509,149	—	(5,000,124)	—	6,391,260	8,900,285
2023	7,676,740	—	(3,700,003)	—	18,149,261	22,125,998
2022	6,277,015	—	(2,799,958)	—	3,638,865	7,115,922
2021	5,398,488	—	(2,214,964)	—	7,574,602	10,758,126
2020	5,033,970	—	(2,214,994)	—	4,762,599	7,581,576
Year	Summary Compensation Table Total for Non-PEO NEOs ($)	Deduction to Change in Pension Value ($)	Deduction to Stock Awards ($)	Adjustment to Pension Service Cost ($)	Adjustment to Equity Values ($)	Compensation Actually Paid to Non-PEO NEOs ($)
2024	1,962,791	—	(922,573)	—	1,160,166	2,200,384
2023	2,351,205	—	(817,435)	—	4,192,696	5,726,467
2022	2,133,251	—	(787,523)	—	1,003,810	2,349,538
2021	1,393,955	—	(411,332)	—	1,792,262	2,774,885
2020	1,741,787	(32,870)	(360,010)	—	1,147,686	2,496,593
Adjustment to Equity Values

The amounts in the Adjustment to Equity Values in the Compensation Actually Paid calculations are derived from the amounts set forth in the following tables:
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO	Total — Adjustment to Equity Values for PEO
2024	6,323,982	(485,120)	552,398	6,391,260
2023	11,039,971	7,041,428	67,862	18,149,261
2022	3,206,661	188,259	243,945	3,638,865
2021	4,847,159	2,643,843	83,600	7,574,602
2020	4,530,254	241,307	(8,962)	4,762,599
Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs	Total — Adjustment to Equity Values for Non-PEO NEOs
2024	1,166,838	(92,991)	86,319	1,160,166
2023	2,439,041	1,749,857	3,797	4,192,696
2022	901,914	31,869	70,027	1,003,810
2021	1,117,712	641,381	33,169	1,792,262
2020	736,315	433,665	(22,294)	1,147,686
56 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Peer Group Used for TSR Calculation

Beginning in 2023, the Company transitioned to the S&P 600 Building Products Index as the peer group for the TSR calculation.
Company Selected Financial Performance Measures

The Company selected financial performance measure, Company EBITDA, is considered most important in linking Company performance for the most recently completed fiscal year to the compensation actually paid to the Company’s NEOs.
Company Selected Financial Performance Measures
● Company EBITDA	● BMD EBITDA
● Wood Products EBITDA	● ROIC
● BMD PRONWC	● Company Stock Price

Graphic Depictions of Pay Versus Performance

In addition to the “Pay Versus Performance” table, the following comparisons to provide a graphic depiction that describes the relationship between Compensation Actually Paid and Company performance.
Boise Cascade Company   2025 Proxy Statement | 57

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting

58 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Our Board recommends shareholders vote FOR the approval of the 2025 Boise Cascade Omnibus Incentive Plan.
We are asking our shareholders to approve the amendment and restatement of the 2016 Omnibus Incentive Plan as the 2025 Boise Cascade Omnibus Incentive Plan (2025 Omnibus Incentive Plan). The 2016 Omnibus Incentive Plan was approved by our shareholders at the annual meeting of shareholders on April 27, 2016 and allows for the grant of stock options, SARs, restricted stock, RSUs, performance awards including PSUs, other-share based awards and other rights, interests or options relating to shares or other property (including cash). The 2016 Omnibus Incentive Plan provides that awards can be granted under the 2016 Omnibus Incentive Plan on or prior to the tenth anniversary of such approval which tenth anniversary is April 27, 2026.
In view of the limited time period remaining under the 2016 Omnibus Incentive Plan to make new awards, on the recommendation of the compensation committee, the Board unanimously adopted, subject to approval of our shareholders, the 2025 Omnibus Incentive Plan in order to extend the time during which awards could be granted and make certain other changes. Shareholder approval of the 2025 Omnibus Incentive Plan will allow us to continue to make awards after April 27, 2026.
As discussed in the CD&A, our STIP and LTIP implement an important part of our compensation philosophy regarding paying for performance. The awards help us remain competitive in attracting, retaining and motivating those individuals needed for the future growth and success of our Company. The 2025 Omnibus Incentive Plan was designed to maximize the alignment of interests shared by such individuals and our shareholders and corporate governance best practices and allow grants of awards beyond April 27, 2026.
As of December 31, 2024, there were 1,939,666 shares available under the 2016 Omnibus Incentive Plan for new awards but, as noted above, awards cannot be granted under the 2016 Omnibus Incentive Plan after April 27, 2026. If the 2025 Omnibus Incentive Plan is approved, as of the date of the 2025 Annual Meeting (Approval Date), 1,710,000 shares would be available for awards, less one share for every one share with respect to awards granted under the 2016 Omnibus Incentive Plan after December 31, 2024 and prior to the Approval Date. Awards under the 2025 Omnibus Incentive Plan can be granted beyond April 27, 2026. For the avoidance of doubt, the maximum number of awards that may be granted under the 2016 Omnibus Incentive Plan after December 31, 2024 and prior to shareholder approval of the 2025 Omnibus Incentive Plan is 1,710,000. The share reserve under the 2025 Omnibus Incentive Plan reflects a reduction in the number of shares available for equity awards. If the 2025 Omnibus Incentive Plan is not approved by shareholders, the 2016 Omnibus Incentive Plan will remain in effect and will not permit the granting of new awards after April 27, 2026.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Current Overview of Outstanding Equity Information
The 2016 Omnibus Incentive Plan is the only active stock plan under which stock awards may be granted by the Company. The table below sets forth information about outstanding awards that have been granted under the 2016 Omnibus Incentive Plan, as of December 31, 2024.
Number of shares that are authorized for future grant under the 2016 Omnibus Incentive Plan	1,939,666
Number of full-value awards (RSUs and PSUs) outstanding	388,821
Number of stock options outstanding	0
Weighted average remaining term of outstanding options	—
Weighted average exercise price of outstanding options	—
In setting and recommending to shareholders the number of shares to authorize under the 2025 Omnibus Incentive Plan, the compensation committee, with the advice of FW Cook, its compensation consultant, and the Board considered the historical number of stock awards granted under the 2016 Omnibus Incentive Plan, as well as the Company’s three-year average burn rate and the burn rate for each of the preceding three fiscal years as follows:

Fiscal Year	Stock Options Granted (A)	Full-Value Awards (RSUs) Granted (B)	Performance- Based Full-Value Awards (PSUs) Earned (C)	Total (A)+(B)+(C)	Basic Weighted Average Common Shares Outstanding	Burn Rate
2024	0	72,377	148,872	221,249	39,086,000	0.57%
2023	0	116,454	154,794	271,248	39,649,000	0.68%
2022	0	86,869	58,935	145,804	39,526,000	0.37%
3-Year Average						0.54%
The Company’s average burn rate for the preceding three fiscal years as set forth in the table above was 0.54%. The burn rate is the ratio of the number of shares underlying awards granted under the 2016 Omnibus Incentive Plan during a fiscal year (or, with respect to PSUs, earned under the 2016 Omnibus Incentive Plan during a fiscal year) to the number of the Company’s basic weighted average common shares outstanding during the corresponding fiscal year.
The aggregate shares shown in the table above represent a fully-diluted overhang of approximately 1.02% based on Company common shares outstanding as of December 31, 2024. If the 2025 Omnibus Incentive Plan is approved, the shares available for issuance would decrease the overhang to approximately 0.96%. The Company calculates the fully diluted “overhang” as the total of  (a) shares underlying outstanding awards plus shares available for issuance under future stock awards, divided by (b) the total number of shares outstanding, shares underlying outstanding awards, and shares available for issuance under future stock awards.
When considering the number of additional shares to recommend for the 2025 Omnibus Incentive Plan, the compensation committee and the Board reviewed, among other things, the potential dilution to the Company’s current shareholders as measured by burn rate and overhang, projected future share usage, and projected future forfeitures. The projected future usage of shares for long-term incentive awards under the 2025 Omnibus Incentive Plan was reviewed under scenarios based on a variety of assumptions. Depending on assumptions, the shares that would be available under the 2025 Omnibus Incentive Plan are projected to satisfy the Company’s stock compensation needs for several years. In light of the factors considered by the compensation committee and the Board, the compensation committee and the Board believe that this number of shares represents reasonable potential equity dilution and provides a significant incentive for employees, non-employee Directors and consultants to increase the value of the Company for all shareholders.
Considering the factors described above, and the fact that our ability to continue to grant stock-based

60 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
compensation is vital to our ability to continue to attract and retain key personnel in the labor markets in which we compete, the Board has determined that the size of the share reserve under the 2025 Omnibus Incentive Plan is reasonable and appropriate at this time.
The closing price on the NYSE on March 5, 2025 of a share of our common stock was $100.32 per share.

Highlights of 2025 Omnibus Incentive Plan and Key Corporate Governance Provisions

●
No Repricing:   Repricing of options and SARs is prohibited without shareholder approval.

●
Dividends:   Dividends or dividend equivalents payable in connection with time-based or performance-based awards are subject to the same vesting restrictions, performance conditions and risk of forfeiture as the underlying award and are not paid unless and until such vesting restrictions, performance conditions and lapse of forfeiture restrictions are satisfied. (The 2025 Omnibus Incentive Plan specifically extends the limitation on treatment of dividends and dividend equivalents to time-based as well as performance-based awards).

●
Director Limits:   Annual awards to non-employee Directors are limited. The value of shares and cash awarded to a single, non-employee Director during a calendar year may not exceed $700,000 (an increase from the $450,000 limit contained in the 2016 Omnibus Incentive Plan).

●
No single-trigger acceleration:   Under the 2025 Omnibus Incentive Plan, the Company does not automatically accelerate vesting of awards in connection with a change in control of the Company. The 2025 Omnibus Incentive Plan provides awards that are assumed or replaced in a change in control of the Company can vest only if there is a subsequent involuntary termination of employment (frequently referred to as “double-trigger” vesting).

●
Clawback:   Under the 2025 Omnibus Incentive Plan, the Company has the ability to clawback all equity awards, both time-based and performance-based, upon various events including upon misconduct related to a restatement. All awards are also subject to the Company’s additional clawback policies.

●
No liberal share counting for options and SARs:   The 2025 Omnibus Incentive Plan prohibits the liberal recycling of options and SARs.

●
No increase in shares available without shareholder approval:   The 2025 Omnibus Incentive Plan prohibits any amendment to increase the total number of shares that may be issued under the plan (other than customary adjustments in connection with certain corporate reorganizations or other events) without shareholder approval.

●
No automatic share replenishment or “evergreen” provision:   There is no evergreen feature pursuant to which the shares authorized for issuance under the 2025 Omnibus Incentive Plan will be automatically replenished. The 2025 Omnibus Incentive Plan does not have a set term and generally allows for grants of awards only so long as there are shares available for issuance under the 2025 Omnibus Incentive Plan.

2025 Omnibus Incentive Plan Summary

The following discussion summarizes some of the key provisions of the 2025 Omnibus Incentive Plan. This summary, together with the highlights set forth above, are qualified in their entirety by reference to the complete text of the 2025 Omnibus Incentive Plan which is attached as Appendix A to this proxy statement.

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Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Purpose and Eligible Participants
The purpose of the 2025 Omnibus Incentive Plan is to assist the Company in attracting and retaining individuals to serve as employees, Directors or consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit shareholders of the Company through the additional incentives inherent in the awards under the 2025 Omnibus Incentive Plan.
The 2025 Omnibus Incentive Plan provides for awards to employees, Directors, consultants and/or advisors of the Company of options, restricted stock, RSUs, SARs, performance awards (which may take the form of performance cash, performance units or performance shares) and other awards. Subject to the terms of the 2025 Omnibus Incentive Plan, the compensation committee has discretion to determine the form of the award, the amount of the award, and the terms and conditions under which the award is granted.
As of March 5, 2025, 148 employees, ten non-employee Directors and no consultants would be eligible to participate in the 2025 Omnibus Incentive Plan.

Administration
The 2025 Omnibus Incentive Plan is administered by the compensation committee. The compensation committee generally may delegate its power, authority and duties under the 2025 Omnibus Incentive Plan, except as prohibited by law. The compensation committee determines who among those eligible to participate in the 2025 Omnibus Incentive Plan will be granted awards, determines the amounts and types of awards to be granted, determines the terms and conditions of all awards (subject to the terms of the 2025 Omnibus Incentive Plan), and construes and interprets the terms of the 2025 Omnibus Incentive Plan. Determinations of the compensation committee are final, binding, and conclusive.

Shares Available for Issuance
The maximum number of shares that may be issued pursuant to awards granted under the 2025 Omnibus Incentive Plan is 1,710,000 which amount shall be reduced by one (1) share for every one (1) share granted under the 2016 Omnibus Incentive Plan after December 31, 2024 and prior to the Approval Date. Shares subject to an award that is forfeited, an award that expires or otherwise terminates without issuance of shares, or an award settled for cash (in whole or in part) or that otherwise does not result in the issuance of all or a portion of the shares subject to the award are added to the shares available for grant under the 2025 Omnibus Incentive Plan on a one-for-one basis. In the event that any withholding tax liabilities arising from an award other than an option or stock appreciation right are satisfied by the tendering or withholding of shares, then in each such case the shares so tendered or withheld will be added to the shares available for grant on a one-for-one basis. The following shares will not be added to the shares authorized for grant under the plan: (i) shares tendered or withheld in payment of the purchase price or to satisfy any tax withholding obligation with respect to an option or SAR; (ii) shares subject to a SAR that are not issued in connection with its stock settlement on exercise thereof; and (iii) shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options.

Director Limit
The aggregate amount of all compensation granted to any non-employee Director during any calendar year of the Company, including any awards (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or meeting fee paid or provided for service on the Board or any committee thereof, or any award granted in lieu of any such cash retainer or meeting fee, will not exceed $700,000.

62 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Type of Awards
Stock Options

Stock options may be either nonqualified stock options or incentive stock options (ISOs). The option exercise price may not be less than 100% of the fair market value of a share on the date of the grant. The exercise term of a stock option cannot exceed ten years. The terms and conditions of the option, including the number of shares to which the option pertains, its exercise price, vesting, and expiration are determined by the compensation committee and set forth in an award document.

Stock Appreciation Rights (SARs)

Freestanding and tandem SARs, or a combination thereof may be granted to participants. A SAR may not have a term greater than ten years. The terms and conditions (including exercise price), vesting, expiration, and exercisability are determined by the compensation committee and set forth in an award document. The compensation committee also determines whether payment on exercise of a SAR is made in cash, in whole shares, or in any combination thereof.

Restricted Stock and Restricted Stock Units (RSUs)

Restricted stock and RSUs may be granted to participants. The terms and conditions, including the period of restriction and the number of shares or units granted, are determined by the compensation committee and set forth in an award document. The restrictions may be based upon such factors as achievement of specific performance goals and/or time-based restrictions on vesting. Restricted stock or RSUs will be forfeited to the extent that a participant fails to satisfy the applicable conditions to lift the restrictions.
Generally, but subject to the discretion of the compensation committee, a participant holding restricted stock has, during the period of restriction, the right to vote the shares and will be credited with dividends. Participants awarded RSUs are not entitled to voting rights but are entitled to dividends. Dividends payable on restricted stock or RSUs will be subject to the restrictions and risk of forfeiture to the same extent of the underlying award and will not be paid until the restrictions and risk of forfeiture lapse.

Other Share-Based Awards

The compensation committee has discretion to grant other awards of shares or other awards valued in whole or in part by reference to shares or other property. That discretion includes granting deferred stock units. The terms and conditions, including exercise price, vesting, and expiration are determined by the compensation committee and set forth in an award document.

Performance Awards

The compensation committee has discretion to grant performance awards in the form of performance cash, performance shares or performance units. The performance goals to be achieved for each performance period shall be conclusively determined by the compensation committee. Performance awards will be distributed only after the end of the relevant Performance Period. The terms and conditions, including dividend equivalents, are determined by the compensation committee and set forth in an award document.

Performance Measures

Under the 2025 Omnibus Incentive Plan, awards may be subject to the achievement of one or more performance goals established by the compensation committee, including but not limited to : (i) sales (including comparable sales), net sales, or return on sales; (ii) revenue, net revenue, product revenue or

Boise Cascade Company   2025 Proxy Statement | 63

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
system-wide revenue (including growth of such revenue measures); (iii) operating income (before or after taxes), pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus), earnings or loss per share, or net income or loss (before or after taxes); (iv) return on equity, total shareholder return, return on assets or net assets; (v) appreciation in and/or maintenance of the price of the shares or any other publicly traded securities of the Company; (vi) market share; (vii) gross profits, gross or net profit margin, gross profit growth, net operating profit (before or after taxes), operating earnings, or earnings or losses or net earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); (viii) economic value-added models or equivalent metrics; (ix) comparisons with various stock market indices; (x) reductions in costs, cash flow (including operating cash flow and free cash flow) or cash flow per share (before or after dividends); (xi) return on capital (including return on total capital, PRONWC, or ROIC), cash flow return on investment, or cash flow return on capital; (xii) improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable, general and administrative expense savings, inventory control, operating margin, or gross margin; (xiii) year-end cash, cash margin, debt reduction, shareholders equity, operating efficiencies, or cost reductions or savings; (xiv) market share, customer satisfaction, customer growth, employee satisfaction, productivity or productivity ratios, regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)), strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors), supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products), or co-development, co-marketing, profit sharing, joint venture or other similar arrangements); (xv) financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; debt level year-end cash position, book value, factoring transactions, competitive market metrics, timely completion of new product roll-outs, timely launch of new facilities (such as new operational openings, gross or net), sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions), or royalty income; (xvi) implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, succession and hiring projects, reorganization and other corporate transactions, expansions of specific business operations and meeting divisional or project budgets; factoring transactions; and recruiting and maintaining personnel; or (xvii) any other objective or subjective goals established by the compensation committee.
The compensation committee may provide for exclusion of the impact of an event or occurrence which the compensation committee determines should appropriately be excluded, including but not limited to (i) restructurings, discontinued operations, extraordinary items, and other unusual, infrequent or non-recurring charges or events, (ii) asset write-downs, (iii) significant litigation or claim judgments or settlements, (iv) acquisitions or divestitures, (v) any reorganization or change in the corporate structure or capital structure of the Company, (vi) an event either not directly related to the operations of the Company, subsidiary, division, business segment or business unit or not within the reasonable control of management, (vii) foreign exchange gains and losses, (viii) a change in the fiscal year of the Company, (ix) the cumulative effects of tax or accounting changes in accordance with GAAP, or (x) the effect of changes in other laws or regulatory rules affecting reporting results. Subject to certain equitable adjustments as provided in the 2025 Omnibus Incentive Plan, no participant may be granted (i) options or SARs during any 12-month period with respect to more than 500,000 shares; and (ii) awards other than options or SARs during any calendar year that are intended to comply with the performance-based exception under Section 162(m) and are denominated in shares under which more than 500,000 shares may be earned for each 12 months in the vesting period or performance period. During any calendar year no participant may be granted performance awards that are intended to comply with the performance-based exception under Section 162(m) and are denominated in cash under which more than $5,000,000 may be earned for each 12 months in the performance period. Each of these limitations will be multiplied by two with respect to awards granted to a

64 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
participant during the first calendar year in which the participant commences employment with the Company and its subsidiaries. If an award is canceled, the canceled award will continue to be counted toward the applicable limitation. The performance-based exception under Section 162(m) is generally no longer available.

Change in Control and Double Trigger
In the event of a change in control (as defined in the 2025 Omnibus Incentive Plan) of the Company, there is generally no trigger of the awards if the successor company continues, assumes or substitutes other grants for outstanding awards. However, if not assumed or a qualifying termination occurs within two years following the change in control, unless otherwise specified in the applicable award agreement:
●
Options and SARs outstanding as of the date of the termination of employment will immediately vest, become fully exercisable, and may with respect to a qualifying termination of employment thereafter be exercised for 24 months (or the period of time set forth in the award agreement);

●
The restrictions, limitations and other conditions applicable to restricted stock and RSUs outstanding as of the date of such termination of employment will lapse and the restricted stock and RSUs shall become free of all restrictions, limitations and conditions and become fully vested;
●
Performance-based awards including PSUs shall be fully vested with performance deemed to occur at the greater of  (i) actual performance as of the change in control as determined by the compensation committee in its sole discretion and (ii) target level of performance; and

●
The restrictions, limitations and other conditions applicable to any other share-based awards shall lapse, and such other share-based awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

Adjustments
In the event of a merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off, or similar transaction or other change in corporate structure affecting the shares or the value thereof, our compensation committee will make appropriate adjustments and other substitutions to the 2025 Omnibus Incentive Plan and to the awards under the plan in a manner the compensation committee deems equitable or appropriate. including such adjustments in the aggregate number, class and kind of securities that may be delivered under the plan, the limitations on grant to individual participants, the maximum number of shares that may be issued pursuant to ISOs and, in the aggregate or to any participant, in the number, class, kind and option or exercise price of securities subject to outstanding awards granted under the 2025 Omnibus Incentive Plan (including, if the compensation committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company); provided, however, that the number of shares subject to any award shall always be a whole number.
In the event of any change in control or any of the transactions described above, after giving effect to any accelerated vesting in the event awards under the 2025 Omnibus Incentive Plan are not assumed or substituted, the compensation committee, either by the terms of the award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the participant’s request, is authorized to take any one or more of the following actions whenever the compensation committee determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the 2025 Omnibus Incentive Plan or with respect to any award granted or issued under the 2025 Omnibus Incentive Plan, or (y) to facilitate such transaction or event: (i) to provide for the cancellation of any such award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such award or realization of the participant’s rights under the vested portion of such award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such award or realization of the participant’s rights, in any case, is equal to or less than zero, then the award may be

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terminated without payment; (ii) to provide that such award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares or applicable exercise or purchase price, in all cases, as determined by the compensation committee; (iii) to make adjustments in the number and type of shares (or other securities or property) subject to outstanding awards and/or in the terms and conditions of  (including the grant or exercise price), and the criteria included in, outstanding awards (including to provide that performance-based awards shall convert to time-based awards upon such terms and conditions as the compensation committee shall determine); (iv) to replace such award with other rights or property selected by the compensation committee; or (v) to provide that the award will terminate and cannot be exercised or become payable after the applicable event.

Withholding
The Company has the right to make all payments or distributions under the 2025 Omnibus Incentive Plan to participants net of any applicable federal, state and local taxes required to be paid or withheld as a result of any event occurring with respect to an award. The compensation committee is authorized to establish procedures for election by participants to satisfy tax withholding obligations for the payment of such taxes by tendering previously acquired shares (either actually or by attestation, valued at their then fair market value), or by directing the Company to retain shares (up to the maximum required tax withholding rate for the participant).

Repricing Prohibition
Other than pursuant to adjustment as provided for in the 2025 Omnibus Incentive Plan, the compensation committee may not without the approval of the Company’s shareholders cancel an option or SAR in exchange for cash when the exercise or grant price per share exceeds the fair market value of a share or take any action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares are traded, including a reduction of the exercise price of an option or the grant price of a SAR or the exchange of an option or SAR for another award.

Transferability of Awards
No award and no shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution. Awards under the plan may be exercised during the life of the participant only by the participant or the participant’s guardian or legal representative. However, the compensation committee may choose to allow a participant to assign or transfer an award without consideration (i) to the participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings; (ii) to a trust for the benefit of one or more of the participant or the persons referred to in clause (i); (iii) to a partnership, limited liability company or corporation in which the participant or the persons referred to in clause (i) are the only partners, members or shareholders; or (iv) for charitable donations; provided that such assignee is bound by and subject to all of the terms and conditions of the 2025 Omnibus Incentive Plan and the award agreement relating to the transferred award and executes an agreement satisfactory to the Company evidencing the obligations. Under all transfers, the participants remain bound by the terms and conditions of the 2025 Omnibus Incentive Plan.

Clawback of Awards
Under the 2025 Omnibus Incentive Plan, the Company has the ability to clawback all equity awards, both time-based and performance-based, upon various events including upon misconduct related to a restatement. Additionally, all performance-based awards granted under the 2025 Omnibus Incentive Plan are subject to recoupment in accordance with the Company’s Executive Compensation Clawback Policy, as amended from time to time, as required by the

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listing standards of the New York Stock Exchange (or any other exchange on which the securities of the Company are listed) and Section 10D of the Exchange Act or as otherwise required by applicable law. In addition, all time-based awards are subject to recoupment in accordance with any other recoupment policy adopted by the Company, including the Company’s Misconduct Clawback Policy.

Term, Amendment and Termination
The 2025 Omnibus Incentive Plan will be effective on the date of the approval of the plan by the shareholders and awards may be granted under the 2025 Omnibus Incentive Plan at any time after the Approval Date and from time to time without any term limitation except that in no event may an incentive stock option or restricted stock award be granted more than ten (10) years after the Approval Date although outstanding awards can remain in effect until they have been exercised or terminated, or have expired. In addition, no amendments to, or termination of, the 2025 Omnibus Incentive Plan shall impair the rights of a participant in any material respect under any award previously granted without such participant’s consent.
The 2025 Omnibus Incentive Plan will be null and void and of no effect if the shareholders do not approve the plan and the 2016 Omnibus Incentive Plan shall continue in effect.
The Board generally may amend or terminate the 2025 Omnibus Incentive Plan as it shall deem advisable, subject to any requirement for shareholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the shares are traded; provided that the Board may not amend the 2025 Omnibus Incentive Plan in any manner that would result in noncompliance with Rule 16b-3 under the Exchange Act; and further provided that the Board may not, without the approval of the Company’s shareholders to the extent required by such applicable law, amend the Plan to (i) increase the number of Shares that may be the subject of awards under the Plan, (ii) expand the types of awards available under the Plan, (iii) materially expand the class of persons eligible to participate, (d) amend the 2025 Omnibus Incentive Plan to eliminate the requirements relating to minimum exercise price, minimum grant price and shareholder approval or (iv) increase the maximum permissible term of any option or SAR specified by the 2025 Omnibus Incentive Plan.
No amendments to, or termination of, the 2025 Omnibus Incentive Plan shall impair the rights of a participant in any material respect under any award previously granted without such participant’s consent.

Federal Income Tax Consequences
The rules concerning the federal income tax consequences with respect to awards that would be made pursuant to the 2025 Omnibus Incentive Plan are technical and reasonable persons may differ on the proper interpretation of the rules. The applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may also vary in individual circumstances. The following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with the awards, based on a good faith interpretation of the current federal income tax laws. This summary is not intended to be exhaustive or constitute tax advice and does not describe state, local or non-U.S. tax consequences, nor does it describe the consequences to any particular participant.
RSUs, PSUs and Certain Other Awards.   In the case of an award of RSUs, PSUs, or cash, the
participant would generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment. In that taxable year, we would receive a federal income tax deduction in an amount equal to the ordinary income that the participant has recognized.
Restricted Stock.   A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (a) freely transferable; or (b) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares. A participant may elect to recognize income at the time of grant of restricted stock in an amount equal to the fair market value of the restricted stock (less any cash

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paid for the shares) on the date of the award. We will receive a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).
Nonqualified Stock Options (NQSOs).   An optionee does not recognize taxable income upon the grant of an NQSO. Upon the exercise of such a stock option, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NQSO on the date of exercise exceeds the exercise price. We will receive an income tax deduction in an amount equal to the ordinary income that the optionee recognizes upon the exercise of the stock option.
ISOs.   Options issued and designated as ISOs are intended to qualify for special tax treatment under Code Section 422. Under the provisions of Code Section 422, an optionee will not be required to recognize any income for federal income tax purposes at the time of grant of an ISO, nor is the Company entitled to any deduction. The exercise of an ISO is also not a taxable event, although the difference between the option price and the fair market value of the option shares on the date of exercise is an item of tax preference for purposes of the alternative minimum tax.
The taxation of gain or loss upon the sale of shares acquired upon exercise of an ISO depends, in part, on whether the shares are held for at least two years from the date the option was granted and at least one year from after the date the shares were transferred to the optionee. If shares issued to an optionee upon the exercise of an ISO are not disposed of prior to satisfying the holding period requirements, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an ISO are disposed of prior to satisfying the holding period requirements described above (a “disqualifying disposition”), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period. If the optionee recognizes ordinary income upon a disqualifying disposition, the Company generally will be entitled to a tax deduction in the same amount.
Subject to certain exceptions for death or disability, if an optionee exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option.
SARs.   A participant who exercises a SAR will recognize ordinary income upon the exercise equal to the amount of cash and the fair market value of any shares received as a result of the exercise. We will receive an income tax deduction in an amount equal to the ordinary income that the participant recognizes upon the exercise of the SAR.
Section 409A.   Section 409A of the Internal Revenue Code provides special tax rules applicable to programs that provide for a deferral of compensation. Failure to comply with those requirements will result in accelerated recognition of income for tax purposes along with an additional tax equal to 20% of the amount included in income, and interest on deemed underpayments in certain circumstances. Certain awards under the 2025 Omnibus Incentive Plan could be subject to the requirements of Section 409A.
Deductibility of Compensation.   We generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code, including Section 162(m). Under Section 162(m), we cannot deduct compensation paid to certain covered employees in a calendar year that exceeds $1 million.
In addition, if a change in control of the Company causes awards under the 2025 Omnibus Incentive Plan to accelerate vesting or is deemed to result in the attainment of performance goals, the participants could, in some cases, be considered to have received “excess parachute payments,” which could subject participants to a 20% excise tax on the excess parachute payments and could result in a disallowance of the Company’s deductions under Code Section 280G.

Plan Benefits
The granting of awards under the 2025 Omnibus Incentive Plan is discretionary. As such, the Board cannot now determine the number, value or type of awards to be granted in the future for any individual or group of individuals. The equity grant program

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for our non-employee Directors is described under the Director Compensation section in this proxy statement.
The table below shows, as to each NEO and the various groups indicated, the aggregate number of shares with respect to RSUs and PSUs under the 2016 Omnibus Incentive Plan since the 2016 Omnibus Incentive Plan’s effective date of April 27, 2016 through March 5, 2025.

Name/Group	Number of RSUs Granted	Number of PSUs Granted(1)
Nate Jorgensen	154,386	242,226
Kelly Hibbs	36,653	48,603
Troy Little	17,074	20,524
Jeff Strom	34,790	52,496
Jill Twedt	32,840	44,848
All Executive Officers as a group	275,743	408,697
All Non-Executive Directors as a group	170,522	—
All Employees, excluding Executive Officers	647,380	772,952

(1)
Amount reflects target number of shares that could be earned with grants for which performance period is ongoing.

Equity Compensation Plan Information
In 2016, shareholders approved the 2016 Omnibus Incentive Plan, which replaced the 2013 Incentive Compensation Plan (2013 Incentive Plan). All new awards are made under the 2016 Omnibus Incentive Plan, and no additional awards may be granted under the 2013 Incentive Plan. The following table provides information about our equity compensation plans as of December 31, 2024:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by shareholders	388,821(1)	—	1,939,666(2)
Equity compensation plans not approved by shareholders	—	—	—
Total	388,821	—	1,939,666

(1)
As of December 31, 2024, the number of shares of common stock to be issued upon exercise of outstanding options, warrants, and rights consists of 257,024 PSUs (2022 and 2023 PSUs at actual payout, 2024 PSUs at target), and 131,797 RSUs awarded under the 2016 Omnibus Incentive Plan. The number of securities to be issued upon exercise of outstanding rights does not include 24,397 of vested PSUs for retired individuals or 70,064 of vested RSUs for directors that will be settled in the future.

(2)
The maximum number of shares to be issued under the 2016 Omnibus Incentive Plan was 3,700,000 shares, less shares granted under the 2013 Incentive Plan after December 31, 2015 and prior to the effectiveness of the 2016 Omnibus Incentive Plan in April 2016, plus shares subject to awards that are forfeited, expired, terminated, or settled in cash under both the 2013 Incentive Plan and the 2016 Omnibus Incentive Plan after December 31, 2015, plus shares withheld for taxes under both the 2013 Incentive Plan and the 2016 Omnibus Incentive Plan.

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AUDIT-RELATED MATTERS
Our Board recommends shareholders vote FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2025.
The audit committee of our Board is responsible for the engagement of our independent auditor and has appointed KPMG in that capacity for the fiscal year ending December 31, 2025.
Although ratification is not required by our bylaws or otherwise, our Board is submitting the selection of KPMG to our shareholders for ratification because we value our shareholders’ views on our independent registered public accounting firm. If the appointment of KPMG is not ratified, the audit committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement, but the audit committee may ultimately decide to continue the engagement of the firm or another audit firm without resubmitting the matter to shareholders. Even if the selection of KPMG is ratified, the audit committee may, in its sole discretion, change the appointment at any time during the year if it determines a change would be in the best interests of the Company and our shareholders.
It is expected that one or more representatives of KPMG will be available online at the 2025 Annual Meeting to answer questions. They will also have the opportunity to make a statement if they desire to do so.
For information on the services KPMG provided for us in 2024, please refer to the audit committee report at page 71.
Shares will be voted according to shareholder instructions. This proposal is considered a routine matter with respect to which a broker or other nominee can generally vote in their discretion. Therefore, no broker non-votes are expected in connection with this proposal. This proposal requires the affirmative vote of the majority of the votes of the shares present in person or by proxy at the meeting of the shareholders and entitled to vote.

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Audit Committee Report
The following is the report of the audit committee with respect to the Company’s audited financial statements and internal controls over financial reporting (ICOFR) for the year ended December 31, 2024.
Audit Committee Charter and Responsibilities

The audit committee assists the Board in its oversight of the quality and integrity of the Company’s financial statements and its accounting and financial reporting practices. For a complete description of our audit committee’s responsibilities, you may view a copy of our audit committee charter by visiting our website at www.bc.com/ investors and the Corporate Governance tab. You are then able to select the Audit Committee charter.
In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the Company’s annual audited and quarterly consolidated financial statements, as well as the report over our ICOFR for the 2024 calendar year with management and
KPMG, the Company’s independent auditor. The audit committee has discussed with KPMG the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, and Rule 2-07 of Regulation S-X, Communications with Audit Committees, as adopted by the PCAOB and as approved by the SEC. The audit committee has also received the written disclosures and the letter from KPMG required by PCAOB’s applicable requirements regarding KPMG’s communications with the audit committee concerning independence, and has discussed with KPMG its independence from the Company and its management.

Audit Committee Financial Experts

All of our audit committee members are financially literate, and the Board has determined that Ms. Humphreys and Messrs. Cooper and McDougall are audit committee financial experts, as defined in Item 407(d)(5) of Regulation S-K under the
Securities Act. Our Board has also determined that Mr. McDougall and the other members of the audit committee are independent in accordance with the applicable NYSE listing rules.

Recommendation of Financial Statements

Based on the review and discussions with management and KPMG, the audit committee recommended to the Board that the Company’s audited financial statements and report on internal controls be included in the Company’s Annual Report for the year ended December 31, 2024, for filing with the SEC.

Respectfully submitted,
THE AUDIT COMMITTEE

Duane McDougall Committee Chair	Steven Cooper	Craig Dawson	Amy Humphreys	Sue Taylor
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Fees Paid to KPMG
The following table presents the aggregate fees billed by KPMG to us for services rendered for the years ended December 31, 2024 and 2023, as approved by the audit committee:
	2024 ($)	2023 ($)
Audit Fees(1)	2,615,691	2,647,100
Audit-Related Fees(2)	10,000	10,000
Tax Fees(3)	47,000	56,000
All Other Fees	0	0
Total	2,672,691	2,713,100

(1)
KPMG’s Audit Fees consisted of fees for the audit of our 2024 and 2023 year-end financial statements included in the Company’s Form 10-K, the 2024 and 2023 audits of our internal control over financial reporting, reviews of our interim financial statements included in our quarterly reports on Form 10Q, and other filings with the SEC.

(2)
KPMG’s Audit-Related Fees consisted of fees in connection with the issuance of financial assurance letters.

(3)
KPMG’s tax fees in 2024 and 2023 consisted of support services in connection with the Company’s eligibility for federal and state research and development credits.

Policies and Procedures for Preapproval of Audit and Non-audit Services
The audit committee’s charter provides that all audit and non-audit services to be performed for the Company by KPMG be preapproved. Our chief financial officer monitors services provided by KPMG and overall compliance with the preapproval policy and reports periodically to the audit committee on the status of outstanding engagements, including actual services provided and associated fees. Our chief financial officer must promptly report any noncompliance with the preapproval policy to the chair of the audit committee.
During 2024, all services by our independent registered public accounting firm were preapproved by the audit committee in accordance with this policy.

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STOCK OWNERSHIP
Stock Ownership Guidelines for Our Directors and Our Officers
Our Board has established Company stock ownership guidelines for our Directors, which are intended to ensure that our Directors acquire and maintain an equity stake in the Company and more closely align their interests with those of our shareholders. The Board has delegated its responsibility for oversight of the stock ownership guidelines to our corporate governance and nominating committee.
Our Director stock ownership guidelines provide that, within five years from becoming a Director, each Director should acquire and maintain stock ownership in the Company equal to five times their annual cash retainer. Each of our Directors has met this requirement or is on track to do so within the five-year timeframe.
Additionally, our Board has established Company stock ownership guidelines for our officers, which are intended to ensure that our officers acquire and maintain an equity stake in the Company and more closely align their interests with those of our shareholders.
Our officer stock ownership guidelines provide that within five years of the later of becoming an officer, or adoption of new guidelines, each officer should meet the guidelines. Ownership amount varies by officer level with the chief executive officer’s target at five times their salary, executive vice presidents’ and senior vice presidents’ target at two times their salary, and vice presidents’ target at one times their salary. Each of our NEOs has met this requirement or is on track to do so within the five-year timeframe.

Position	Stock Ownership Guidelines		Compliance Period	Current Status
Directors	5x annual cash retainer	▲▲▲▲▲	5 years from appointment	Met, or on track to do so within the five-year timeframe
Chief executive officer	5x base salary	▲▲▲▲▲	5 years from appointment, or adoption of new guidelines
Executive vice presidents and senior vice presidents	2x base salary	▲▲
Vice presidents	1x base salary	▲
Security Ownership of Certain Beneficial Owners and Management
Except as otherwise noted, the following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 5, 2025 by
(1)
each of the NEOs in the “Summary Compensation Table”;

(2)
each of our Directors;

(3)
all Directors and executive officers as a group; and

(4)
each person or entity known to us to be the beneficial owner of more than five percent of our outstanding shares of common stock.

All information with respect to beneficial ownership has been furnished to us by the respective Director, executive officer, or five percent beneficial owner, as the case may be.
Unless otherwise noted below, the address of each beneficial owner is
c/o Boise Cascade Company,
1111 West Jefferson Street, Suite 300,
Boise, ID 83702.
Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to the number of shares set forth opposite their or its name.

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	Amount and Nature of Beneficial Ownership
	Column A	Column B	Column C
Name of Beneficial Owner	Shares Owned as of 3/5/2025(1) (#)	Right to Acquire Within 60 Days of 3/5/2025(1) (#)	Percent of Class(2) (%)
PERSONS OWNING GREATER THAN 5% OF OUR OUTSTANDING COMMON STOCK
BlackRock, Inc.(3)	7,060,862	—	18.59%
The Vanguard Group(4)	4,709,276	—	12.40%
Dimensional Fund Advisors LP(5)	2,802,038	—	7.38%
Wellington Management Group LLP(6)	2,680,444	—	7.06%
NON-EMPLOYEE DIRECTORS
Thomas Carlile	27,906	9,847(7)	*
Steven Cooper	4,430	7,647(8)	*
Craig Dawson	4,162	—	*
Karen Gowland	15,348	10,286(8)	*
David Hannah	18,885	8,479(8)	*
Amy Humphreys	4,162	—	*
Kristopher Matula	12,652	9,187(8)	*
Duane McDougall	18,245	12,309(9)	*
Christopher McGowan	10,037	12,309(9)	*
Sue Taylor	7,616	—	*
NAMED EXECUTIVE OFFICERS
Nate Jorgensen	148,488	—	*
Kelly Hibbs	39,681	—	*
Troy Little	2,033	—	*
Jeff Strom	18,065	—	*
Jill Twedt	20,011	—	*
All Directors and Executive Officers as a Group (16 Persons)	351,721	70,064	1.11%

*
Less than 1%

(1)
Under SEC rules, a person is considered to beneficially own any shares over which they exercise sole or shared voting and/or investment power (Column A) plus any shares they have the right to acquire within 60 days of March 5, 2025 (Column B).

(2)
Percent of class (Column C) is calculated by dividing the number of shares beneficially owned (Column A plus Column B) by the Company’s total number of outstanding shares on March 5, 2025 (37,906,083 shares) plus the number of shares such person has the right to acquire within 60 days of March 5, 2025 (Column B).

(3)
Pursuant to Schedule 13G/A, dated September 30, 2024, and filed with the SEC on November 12, 2024, by BlackRock, Inc. (BlackRock). BlackRock’s principal business is at 50 Hudson Yards, New York, NY 10001.

(4)
Pursuant to Schedule 13G/A, dated December 29, 2023, and filed with the SEC on February 13, 2024, by The Vanguard Group (Vanguard). Vanguard’s principal business is at 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Pursuant to Schedule 13G/A, dated December 29, 2023, and filed with the SEC on February 9, 2024, by Dimensional Fund Advisors LP (Dimensional). Dimensional’s principal business is at Dimensional Place Building One, 6300 Bee Cave Road, Austin, TX 78746.

(6)
Pursuant to Schedule 13G, dated September 30, 2024 and filed with the SEC on November 08, 2024, by Wellington Management Group LLP. Wellington Management Group LLP principal business is at 280 Congress Street, Boston, MA 02210.

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(7)
Mr. Carlile’s reported amount includes 2,903 RSUs which vested on February 25, 2016 and 6,944 shares that vested on February 24, 2017, which will be delivered to the subject Director six months and one day after his termination as a Director of the Company.

(8)
Reported amount includes 2,639, 832, and 1,540 RSUs that vested on February 27, 2015, for Ms. Gowland and Messrs. Hannah and Matula, respectively, 2,212 RSUs which vested on February 25, 2016, and 5,435 RSUs that vested on February 24, 2017, each of which will be delivered to the subject Director six months and one day after his/her termination as a Director of the Company. Mr. Cooper received 2,212 RSUs which vested on February 25, 2016 and 5,435 RSUs that vested on February 24, 2017, and will be delivered six months and one day after his termination as a Director of the Company.

(9)
Reported amount includes 2,023, 2,639, 2,212, and 5,435 RSUs which vested on February 26, 2014, February 27, 2015, February 25, 2016, and February 24, 2017, respectively, which will be delivered to the subject Director six months and one day after his termination as a Director of the Company.

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INFORMATION ABOUT OUR ANNUAL MEETING
DATE AND TIME May 1, 2025 9:30 a.m., MDT	PLACE — VIRTUAL MEETING To participate in the live online Annual Meeting, please visit: www.virtualshareholdermeeting.com/BCC2025	RECORD DATE Close of business on March 5, 2025
Information about Our Annual Shareholders’ Meeting and Voting
Internet Availability of Proxy Materials, Annual Reports, and Other Reports and Policies

You may view a complete copy of our proxy statement and 2024 Annual Report by visiting www.proxyvote.com. Please have your 12-digit control number available. Your 12-digit control number can be found on your Notice of Internet Availability of Proxy Materials. If you received a paper copy of your proxy materials, your 12-digit control number can be found on your proxy card or voting instruction card.
You may view complete copies of all of our SEC filings, including Annual Reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and certain financial information free of charge, by visiting our website at www.bc.com/investors, selecting the Financial Information tab, and clicking on SEC Filings.

Record Date and Voting at Our 2025 Annual Shareholders’ Meeting

Shareholders owning our common stock at the close of business on March 5, 2025 (the Record Date), may vote online during the virtual Annual Meeting. On the Record Date, 38,041,083 shares of our common stock were outstanding. Each share is entitled to one vote on each matter to be voted upon at the Annual Meeting.
All valid proxies properly executed and received by us prior to our Annual Meeting will be voted as you direct. If you do not specify how you want your shares voted, they will be voted:
FOR the election of the eleven Directors to the Company’s Board, each to serve a one-year term;

FOR the advisory vote to approve executive compensation;

FOR the approval of the 2025 Boise Cascade Omnibus Incentive Plan; and

FOR the ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2025.

Your shares will also be voted on any other matters presented for a vote at the Annual Meeting in accordance with the judgment of the persons acting under the proxies. You may revoke your proxy and change your vote at any time before the Annual Meeting by:
●
submitting a written notice to our corporate secretary,

●
mailing a later-dated and properly executed proxy, or

●
voting online live during the virtual Annual Meeting.

76 | Boise Cascade Company   2025 Proxy Statement

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Quorum

A quorum is necessary to hold a valid meeting. A quorum will exist if shareholders holding a majority of the shares of our common stock outstanding and entitled to vote at the Annual Meeting are present online or by proxy. Shareholders have no right to cumulative voting as to any matter, including the election of Directors. Abstentions and broker non-votes will be treated as shares of common stock that are present and entitled to vote for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Brokers do not have discretionary voting power on non-routine matters. Proposal No. 4, the ratification of the appointment of our independent registered public accounting firm for the year ending December 31, 2025, is the only routine matter for consideration at the Annual Meeting.

Independent Tabulator

We have appointed Broadridge Financial Solutions Inc. (Broadridge) as our independent tabulator to receive and tabulate all votes cast at the annual meeting. Broadridge will determine whether a quorum is present.

Independent Inspector of Election

We have appointed Broadridge as our independent inspector of election to certify the vote results.
Proxy Solicitation

Our Board is soliciting your proxy. Our employees and Directors may solicit proxies by mail, telephone, email, or online. Our employees and Directors will not receive additional compensation for these activities and the entire cost of this solicitation will be borne by us. In addition, Sodali & Co., 333 Ludlow
Street, 5th Floor, South Tower, Stamford, Connecticut 06902 (Sodali & Co.), will assist us in the solicitation of proxies. We will pay $10,000 in fees, plus expenses and disbursements, to Sodali & Co. for its proxy solicitation services.

Attending the Annual Meeting

If you plan to attend the virtual Annual Meeting, please visit www.virtualshareholdermeeting.com/BCC2025. Please note that you will need the 12-digit control number included on your Notice of
Internet Availability or, if you received a paper copy of the proxy materials, on your proxy card in order to access the virtual Annual Meeting.

Boise Cascade Company   2025 Proxy Statement | 77

Proxy Statement Summary	Corporate Governance and Board Matters	Executive Compensation	Audit-Related Matters	Stock Ownership	Information about Our Annual Meeting
Additional Information
Householding of Annual Meeting Materials

Some banks, brokers, and other record holders may be participating in the practice of  “householding” proxy materials. The Company participates in “householding” of proxy materials unless the Company has received contrary instructions from one or more security holders. This means that only one copy of our proxy materials or Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of such documents to you if you contact the Broadridge Householding Department at the following address:
Broadridge Householding Department 51 Mercedes Way Edgewood, NY 11717
Toll-Free Number: 1-800-542-1061
If you want to receive multiple copies of our proxy materials or Notice of Internet Availability of Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other record holder, or you may contact the Broadridge Householding Department at the address and phone number shown.

Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

According to SEC rules, to be considered for inclusion in next year’s proxy statement, shareholder proposals for the 2026 Annual Meeting of Shareholders must satisfy all applicable requirements of Rule 14a-8 under the Exchange Act and be received by our corporate secretary at the address shown below no later than November 21, 2025:
Boise Cascade Company Attention: Corporate Secretary 1111 West Jefferson Street, Suite 300 Boise, ID 83702
Additionally, for a shareholder to bring other business, before our 2026 Annual Meeting of Shareholders, including any nominations for Director, our bylaws require that our corporate secretary must receive notice at the above address of any such business or nominations for Director no earlier than January 1, 2026, and no later than January 31, 2026.
Please refer to Article II, Section 11 of our bylaws for an outline of the information a shareholders’
notice must include regarding nominations for Directors and other business to be brought before a shareholders’ meeting. For proposals or nominations that are not timely filed, we retain discretion to vote proxies we receive, provided that
(a)
we include in our proxy statement advice to the shareholders on the nature of the proposal and how we intend to direct our voting discretion and

(b)
the proponent does not issue a separate and appropriate proxy statement.

In addition to satisfying the foregoing requirements under our bylaws with respect to advance notice of any nominations for Director, shareholders who intend to solicit proxies in reliance on the SEC’s universal proxy rule must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.
You may view a complete copy of our bylaws by visiting our website at www.bc.com/investors and selecting the Corporate Governance tab. You are then able to click on the Bylaws.

78 | Boise Cascade Company   2025 Proxy Statement

APPENDIX A
2025 BOISE CASCADE OMNIBUS INCENTIVE PLAN
(as amended and restated effective May 1, 2025)
Boise Cascade Company (the Company), a Delaware corporation, hereby establishes and adopts the following 2025 Boise Cascade Omnibus Incentive Plan, an amendment and restatement of the 2016 Boise Cascade Omnibus Incentive Plan (as amended to date, the Plan).
1.
PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, Directors, consultants and/or advisors who are expected to contribute to the Company’s success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.
2.
DEFINITIONS

2.1   “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.
2.2   “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.
2.3   “Board” shall mean the board of directors of the Company.
2.4   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
2.5   “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.
2.6   “Consultant” shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.
2.7   “Director” shall mean a member of the Board who is not an employee.
2.8   “Dividend Equivalents” shall have the meaning set forth in Section 11.6.
2.9   “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.
2.10   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
2.11   “Fair Market Value” shall mean, unless otherwise determined by the Committee, with respect to Shares as of any date; (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed
Boise Cascade Company   2025 Proxy Statement | A-1

on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the Fair Market Value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.
2.12   “Incentive Stock Option” shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.
2.13   “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.
2.14   “Other Share-Based Award” shall have the meaning set forth in Section 8.1.
2.15   “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.
2.16   “Performance Award” shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.
2.17   “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.
2.18   “Performance Period” shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.
2.19   “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.
2.20   “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.
2.21   “Permitted Assignee” shall have the meaning set forth in Section 11.3.
2.22   “Qualifying Termination” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such an agreement, such term shall mean, with respect to a Participant, the termination of the Participant’s employment by the Company other than in connection with the occurrence of any of the following events or when any of the following events occurred: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company or the Company’s Code of Ethics; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (iv) such Participant’s gross negligence or gross misconduct; (v) such Participant’s material failure to competently perform the Participant’s assigned duties for the Company; or (vi) Participant’s conviction of, or the entry of a pleading of guilty or nolo contendere by Participant to, any crime involving moral turpitude or any felony. The determination that a termination of the Participant’s employment is either a Qualifying Termination or not a Qualifying Termination shall be made by the Company, in its sole discretion. Any determination by the Company that the termination of employment of a Participant constituted or did not constitute a Qualifying Termination for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
2.23   “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion,
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may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
2.24   “Restricted Stock Award” shall have the meaning set forth in Section 7.1.
2.25   “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
2.26   “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1.
2.27   “SEC” means the Securities and Exchange Commission.
2.28   “Shares” shall mean the shares of common stock of the Company, par value $0.01 per share.
2.29   “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.
2.30   “Stockholder Approval Effective Date” means May 1, 2025, the date the Plan, as amended, was approved by the stockholders of the Company at the 2025 annual meeting of stockholders.
2.31   “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
2.32   “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
2.33   “Vesting Period” shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.
3.
SHARES SUBJECT TO THE PLAN

3.1
Number of Shares.

(a)   Subject to adjustment as provided in Section 11.2, as of the Stockholder Approval Effective Date, a total of 1,710,000 Shares shall be authorized for Awards granted under the Plan less one (1) Share for every one (1) Share granted under the Plan after December 31, 2024 and prior to the Stockholder Approval Effective Date.
(b)   If any Shares subject to an Award are forfeited, an Award expires or otherwise terminates without issuance of Shares, or an Award is settled for cash (in whole or in part) or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, be added to the Shares available for grant under the Plan on a one-for one basis.
(c)   In the event that any withholding tax liabilities arising from an Award other than an Option or Stock Appreciation Right granted hereunder are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall be added to the Shares available for grant under the Plan on a one-for-one basis. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under paragraph (a) of this Section: (i) Shares tendered by the Participant or withheld by the Company in payment of the purchase price or to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (ii) Shares subject to a Stock Appreciation Right that are not issued in connection with its stock settlement on exercise thereof; and (iii) Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.
Boise Cascade Company   2025 Proxy Statement | A-3

(d)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable limitations on grants to a Participant under Section 9.7, nor shall Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided in paragraphs (b) and (c) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided in paragraphs (b) and (c) above); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.
3.2   Character of Shares.   Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.
3.3   Limit on Awards to Directors.   Notwithstanding any provision in the Plan to the contrary, the aggregate amount of all compensation granted to any non-employee Director during any calendar year of the Company, including any Awards (based on grant date fair value computed as of the date of grant in accordance with applicable financial accounting rules) and any cash retainer or meeting fee paid or provided for service on the Board or any committee thereof, or any Award granted in lieu of any such cash retainer or meeting fee, shall not exceed $700,000.
4.
ELIGIBILITY AND ADMINISTRATION

4.1
Eligibility.   Any Employee, Director or Consultant shall be eligible to be selected as a Participant.

4.2
Administration.

(a)   The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award will have Dividend Equivalents, other than an Option or Stock Appreciation Right which are not eligible for Dividend Equivalents; (xii) waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate; and (xiii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(b)   Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings. Notwithstanding the foregoing, any action or determination by the Committee specifically affecting or relating to an Award to a Director shall require the prior approval of the Board.
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(c)   To the extent not inconsistent with applicable law or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may (i) delegate to a committee of one or more Directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) authorize one or more officers to do one or more of the following with respect to Employees who are not Directors or officers of the Company (A) designate Employees to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such Employees and the terms of such Awards and (C) cancel or suspend Awards to such Employees; provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such officer(s) may so award and the time period during which such Awards may be granted and Shares issued and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.
5.
OPTIONS

5.1   Grant.   Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.
5.2   Award Agreements.   All Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms and conditions of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.
5.3   Option Price.   Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 11.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 10.2), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.
5.4   Option Term.   The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary.
5.5   Exercise of Options.
(a)   The Award Agreement shall specify when Options vest and become exercisable. Vested Options granted under the Plan shall be exercised by the Participant (or by a Permitted Assignee thereof or the Participant’s executors, administrators, guardian or legal representative, to the extent provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.
(b)   Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the
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Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing; provided, however, to the extent required by applicable law, that the Participant must pay in cash an amount not less than the aggregate par value (if any) of the Shares being acquired. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.
(c)   Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.
5.6   Form of Settlement.   In its sole discretion, the Committee may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.
5.7   Incentive Stock Options.   The Committee may grant Incentive Stock Options to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be 1,710,000 Shares.
6.
STOCK APPRECIATION RIGHTS

6.1   Grant.   The Committee may grant Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.
6.2   Terms and Conditions.   Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:
(a)   When Stock Appreciation Rights vest and become exercisable.
(b)   Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of  (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.
(c)   The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.
(d)   The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.
(e)   The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right, as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in
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tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 11.2, and (ii) have a term not greater than ten (10) years.
(f)   An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not otherwise expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; any fractional Share shall be settled in cash.
(g)   Without the approval of the Company’s stockholders, other than pursuant to Section 11.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant, (ii) cancel any Stock Appreciation Right when the grant price per Share exceeds the Fair Market Value of one Share in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 10.2), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are listed.
7.
RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1   Grants.   Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the grant of Restricted Stock or Restricted Stock Units, subject to such minimum consideration as may be required by applicable law.
7.2   Award Agreements.   The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.
7.3   Rights of Holders of Restricted Stock and Restricted Stock Units.   Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement (if required), the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares, except as otherwise provided in this Section. A Participant who holds a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreement; provided, however, in no event shall the Participant have voting rights with respect to such Award. Any Shares or any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award, and the Committee shall have the sole discretion to determine whether, if at all, any cash-denominated amount that is subject to such restrictions shall earn interest and at what rate. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.
7.4   Vesting Period.   The Award Agreement shall specify the Vesting Period for the Restricted Stock or Restricted Stock Units. The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.
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7.5   Issuance of Shares.   Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Any such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.
8.
OTHER SHARE-BASED AWARDS

8.1   Grants.   Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (Other Share-Based Awards), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.
8.2   Award Agreements.   The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, Dividend Equivalents with respect to the Shares covered by an Other Share-Based Award shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such Dividend Equivalents have been credited.
8.3   Vesting.   The Award Agreement shall specify the Vesting Period, if any, for Other Share-Based Awards. The Committee may, in its sole discretion waive the vesting restrictions and any other conditions set forth in any Award Agreement under such terms and conditions as the Committee shall deem appropriate.
8.4   Payment.   Except as may be provided in an Award Agreement, other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Compensation Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Compensation Committee, on a deferred basis subject to the requirements of Section 409A of the Code.
8.5   Deferral of Director Fees.   Directors shall, if determined by the Board, receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer. In addition, Directors may elect to receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units.
9.   PERFORMANCE AWARDS
9.1   Grants.   Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 9.5 or such other criteria as determined by the Committee in its discretion.
9.2   Award Agreements.   The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.
9.3   Terms and Conditions.   The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.
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9.4   Payment.   Except as provided in Article 10, as provided by the Committee or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.
9.5   Performance Goals.   Performance Awards or any other Awards under the Plan, may be subject to the achievement of one or more objective performance goals established by the Committee, including but not limited to, the attainment of specified levels of one or any combination of the following: sales (including comparable sales); net sales; return on sales; revenue, net revenue, product revenue or system-wide revenue (including growth of such revenue measures); operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the Shares or any other publicly traded securities of the Company; market share; gross profits; gross or net profit margin; gross profit growth; net operating profit (before or after taxes); operating earnings; earnings or losses or net earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow (including operating cash flow and free cash flow) or cash flow per share (before or after dividends); return on capital (including return on total capital, pre-tax return on net working capital, or return on invested capital); cash flow return on investment; cash flow return on capital; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; general and administrative expense savings; inventory control; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; cost reductions or savings; market share; customer satisfaction; customer growth; employee satisfaction; productivity or productivity ratios; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company’s third-party manufacturer) and validation of manufacturing processes (whether the Company’s or the Company’s third-party manufacturer’s)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements); financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company’s equity or debt securities; debt level year-end cash position; book value; factoring transactions; competitive market metrics; timely completion of new product roll-outs; timely launch of new facilities (such as new store openings, gross or net); sales or licenses of the Company’s assets, including its intellectual property, whether in a particular jurisdiction or territory or globally; or through partnering transactions); royalty income; implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures, succession and hiring projects, reorganization and other corporate transactions, expansions of specific business operations and meeting divisional or project budgets; factoring transactions; recruiting and maintaining personnel; or any other objective or subjective goals established by the Committee. Such performance goals may be measured on an absolute or relative basis, and may be measured on a non-GAAP or adjusted basis. Performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company or a Subsidiary, or based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies. The Committee may provide for exclusion of the impact of an event or occurrence which the Committee determines should appropriately be excluded, including but not limited to: (a) restructurings, discontinued operations, extraordinary items, and other unusual, infrequent or non-recurring charges or events, (b) asset write-downs, (c) significant litigation or claim judgments or settlements, (d) acquisitions or divestitures, (e) any reorganization or change in the corporate structure or capital structure of the Company, (f) an event either not directly related to the operations of the Company, Subsidiary, division, business segment or business unit or not within the reasonable control of management, (g) foreign exchange gains and losses, (h) a change in the fiscal year of the Company, (i) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles, or (j) the effect of changes in other laws or regulatory rules affecting reporting results.
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9.6   The Committee must certify, in writing the amount of the Award for each Participant for such Performance Period before payment of the Award is made.
9.7   Limitations on Grants to Individual Participants.   Subject to adjustment as provided in Section 11.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any 12-month period with respect to more than 500,000 Shares and (ii) Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards during any calendar year that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares under which more than 500,000 Shares may be earned for each twelve (12) months in the vesting period or Performance Period. During any calendar year no Participant may be granted Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash under which more than $5,000,000 may be earned for each twelve (12) months in the Performance Period. Each of the limitations in this section shall be multiplied by two (2) with respect to Awards granted to a Participant during the first calendar year in which the Participant commences employment with the Company and its Subsidiaries. If an Award is canceled, the canceled Award shall continue to be counted toward the applicable limitation in this Section.
10.   CHANGE IN CONTROL PROVISIONS
10.1   Assumption or Substitution of Certain Awards.
(a)   Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award or Performance Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or the Company) or a subsidiary thereof terminates pursuant to a Qualifying Termination within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable): (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant, and (iv) any performance based Award shall be fully vested with performance deemed to occur at the greater of: (A) actual performance as of the Change in Control, as determined by the Committee, in its sole discretion, and (B) the target level of performance. For the purposes of this Section 10.1, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting the Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company with a Fair Market Value substantially equal to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of whether Fair Market Value is substantially equal shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.
(b)   Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award or
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Performance Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant, and (iv) any performance based Award shall be fully vested with performance deemed to occur at the greater of: (A) actual performance as of the Change in Control, as determined by the Committee, in its sole discretion, and (B) the target level of performance.
10.2   Change in Control.   For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events (provided, however, that except with respect to paragraph (d) below, any definition of Change in Control in an Award Agreement may not provide that a Change in Control will occur prior to consummation or effectiveness of a change in control of the Company and may not provide that a Change in Control will occur upon the announcement, commencement, stockholder approval or other potential occurrence of any event or transaction that, if completed, would result in a change in control of the Company):
(a)   During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the Incumbent Directors) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a Director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;
(b)   Any “person” (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the Company Voting Securities); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (i) by the Company or any Subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c), or (v) by any person of Company Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 30% or more of Company Voting Securities by such person;
(c)   The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a Business Combination), unless immediately following such Business Combination: (i) more than 50% of the total voting power of  (A) the corporation resulting from such Business Combination (the Surviving Corporation), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the Parent Corporation), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 30%
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or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a Non-Qualifying Transaction); or
(d)   The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or
(e)   The consummation of a sale of all or substantially all of the Company’s assets.
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 30% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.
11.
GENERALLY APPLICABLE PROVISIONS

11.1   Amendment and Termination of the Plan.   The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 under the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders to the extent required by such applicable law, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 11.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.2(g) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(e), or (f) increase any of the limitations in Section 9.7. The Board may not (except pursuant to Section 11.2 or in connection with a Change in Control), without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash when the exercise or grant price per share exceeds the Fair Market Value of one Share or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.
11.2   Adjustments.   In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards in a manner the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the limitations in Section 9.7 (other than to Awards denominated in cash), the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company); provided, however, that the number of Shares subject to any Award shall always be a whole number. In the event of any Change in Control or any of the transactions described above, after giving effect to any accelerated vesting pursuant to Article 9 in the event Awards under the Plan are not assumed or substituted for as provided therein, the Committee, either by the terms of the Award or by action taken prior to the occurrence of such
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transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan, or (y) to facilitate such transaction or event: (i) to provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment; (ii) to provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee; (iii) to make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards (including to provide that performance based Awards shall convert to time based Awards upon such terms and conditions as the Committee shall determine); (iv) to replace such Award with other rights or property selected by the Committee; and/or (v) to provide that the Award will terminate and cannot be exercised or become payable after the applicable event.
11.3   Transferability of Awards.   Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a Permitted Assignee) (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.
11.4   Termination of Employment or Services.   The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.
11.5   Deferral.   The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.
11.6   Dividend Equivalents.   Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive amounts equivalent to cash, stock or other property dividends on Shares (Dividend Equivalents) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on continued employment or service, the achievement of performance goals or a combination thereof shall be subject to such vesting restrictions, performance conditions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited and shall not be paid unless and until such vesting restrictions, performance conditions and lapse of forfeiture restrictions are satisfied.
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12.
MISCELLANEOUS

12.1   Award Agreements.   Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.
12.2   Tax Withholding.   The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid or withheld as a result of  (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to a Participant (or Permitted Assignee) such withholding taxes as may be required by law, or to otherwise require the Participant (or Permitted Assignee) to pay such withholding taxes. If the Participant (or Permitted Assignee) shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (or Permitted Assignee) or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants (or Permitted Assignee) to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the maximum required tax withholding rate for the Participant (or Permitted Assignee) or such other rate that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.
12.3   Right of Discharge Reserved; Claims to Awards.   Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of  (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.
12.4   Substitute Awards.   Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.
12.5   Cancellation of Award; Forfeiture of Gain.   Notwithstanding anything to the contrary contained herein:
(a)   All Awards granted under the Plan shall be subject to recoupment in accordance with the Company’s Executive Compensation Clawback Policy, as amended from time to time, as required by the listing standards of the New York Stock Exchange (or any other exchange on which the securities of the Company are listed) and Section 10D of the Exchange Act or as otherwise required by applicable law. In addition, Awards, including time-vested Awards, are subject to recoupment in accordance with any other recoupment policy adopted by the Company. To the extent such policy requires the repayment of compensation received by an Employee, whether paid pursuant to the Plan or any other plan of compensation maintained in the past or adopted in the future by the Company, by accepting an Award under this Plan a Participant agrees to the repayment of such amounts to the extent required by such policy.
(b)   If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity
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that is in conflict with or adverse to the interest of the Company or any Subsidiary, including in connection with a financial restatement, all as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee’s discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award.
12.6   Stop Transfer Orders.   All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
12.7   Nature of Payments.   All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company or a Subsidiary. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary (or as may be required by the terms of such plan).
12.8   Other Plans.   Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
12.9   Severability.   The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction or any governmental regulatory agency, or impermissible under the rules of any securities exchange on which the Shares are listed, such unlawfulness, invalidity, unenforceability or impermissibility shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or impermissible, then such unlawfulness, invalidity or impermissibility shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or impermissible and the maximum payment or benefit that would not be unlawful, invalid or impermissible shall be made or provided under the Plan.
12.10   Construction.   As used in the Plan, the words “include” and “including” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
12.11   Unfunded Status of the Plan.   The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
12.12   Governing Law.   The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.
12.13   Effective Date of Plan; Termination of Plan.   The Plan shall be effective on the date of the original approval of the Plan by the holders of the shares entitled to vote at a duly constituted meeting of the
Boise Cascade Company   2025 Proxy Statement | A-15

stockholders of the Company. The Plan shall continue in effect until the earlier of its termination by the Board or the Committee or the date on which all of the Shares available for issuance under the Plan have been issued and all restrictions on such Shares under the terms of the Plan and the Award Agreements have lapsed. However, all Incentive Stock Options and Restricted Stock Awards shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the Committee or the date the Plan is duly approved by the stockholders of the Company. For purposes of the previous sentence, the amendment and restatement of the Plan approved at the 2025 annual meeting of stockholders and any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code shall be considered the Plan.
12.14   Foreign Employees and Consultants.   Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.
12.15   Compliance with Section 409A of the Code.   This Plan is intended to comply and be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award is intended to be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. If the Committee determines that an Award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant to become subject to Section 409A of the Code, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or compliance with Section 409A. Notwithstanding any contrary provision in the Plan or Award Agreement, any payment(s) of  “nonqualified deferred compensation” (within the meaning of Section 409A of the Code) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A of the Code) as a result of such employee’s separation from service (other than a payment that is not subject to Section 409A of the Code), to the extent necessary to avoid the imposition of taxes thereunder, shall be delayed for the first six (6) months following such separation from service (or, if earlier, the date of death of the specified employee) and shall instead be paid (in a manner set forth in the Award Agreement) upon expiration of such delay period. Notwithstanding any other provision in the Plan, the Company makes no representations that the Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to Awards granted under the Plan.
12.16   No Registration Rights; No Right to Settle in Cash.   The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of  (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of  (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.
12.17   Data Privacy.   As a condition of acceptance of an Award, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering, and managing the Participant’s participation in the Plan. The Participant understands that the Company and its Subsidiaries hold certain personal information about the Participant, including the Participant’s name, home address, and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested, or outstanding in the Participant’s favor, for the purpose of implementing, managing, and administering the Plan (the Data). The Participant further understands that the Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of
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implementation, management, and administration of the Participant’s participation in the Plan, and that the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company in the implementation, management, and administration of the Plan. The Participant understands that these recipients may be located in the Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Participant’s country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. The Participant understands that the Data will be held only as long as is necessary to implement, manage, and administer the Participant’s participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Company’s Senior Privacy and Compliance Director or, if required by applicable law, his or her local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Participant’s ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Participant understands that he or she may contact his or her local human resources representative.
12.18   Indemnity.   To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
12.19   Captions.   The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit, or affect the substance or interpretation of the provisions contained herein.
Boise Cascade Company   2025 Proxy Statement | A-17

Boise Cascade®

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BOISE CASCADE Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V62298-P25348 Nominees: 1a. Thomas Carlile 1b. Steven Cooper 1c. Craig Dawson 1d. Karen Gowland 1e. David Hannah 1f. Amy Humphreys 1g. Nate Jorgensen 1h. Kristopher Matula 1i. Duane McDougall 1j. Christopher McGowan 1k. Sue Taylor 1. Election of Directors For Against Abstain For Against Abstain ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! BOISE CASCADE COMPANY The Board of Directors recommends you vote FOR the following: BOISE CASCADE COMPANY 1111 WEST JEFFERSON STREET SUITE 300 BOISE, ID 83702-5389 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. ! ! ! 2. Advisory vote approving the Company's executive compensation. 3. Approval of the 2025 Boise Cascade Omnibus Incentive Plan. 4. To ratify the appointment of KPMG as the Company's external auditors for the year ending December 31, 2025. The Board of Directors recommends you vote FOR proposals 2, 3 and 4: NOTE: THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 30, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BCC2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 30, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report/Form 10-K are available at www.proxyvote.com.

BOISE CASCADE COMPANY ANNUAL MEETING OF SHAREHOLDERS Thursday, May 1, 2025 9:30 a.m. Mountain Daylight Time Online Live Via Webcast At: www.virtualshareholdermeeting.com/BCC2025 V62299-P25348 Boise Cascade Company 1111 West Jefferson Street Suite 300 Boise, ID 83702 This proxy is solicited by the board of directors for use at the Annual Meeting on May 1, 2025. If no choice is specified, the proxy will be voted "FOR" items 1, 2, 3, and 4. By signing the proxy, you revoke all prior proxies and appoint Jill Twedt, Kelly Hibbs, and Angella Broesch, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the annual meeting and all adjournments. See reverse for voting instructions.